                             PARTICIPATION AGREEMENT

                            dated as of May 28, 1999

                                      among

                           STRATOSPHERE GAMING CORP.,
                                   as Lessee,

                            STRATOSPHERE CORPORATION,
                                  as Guarantor,

                     FIRST SECURITY TRUST COMPANY OF NEVADA,
                             as Lessor and Trustee,

                       THE PERSONS LISTED ON SCHEDULE II,
                                   as Lenders

                                       and

                         HELLER FINANCIAL LEASING, INC.,
                                    as Agent




                     Financing for Equipment Associated with
               Stratosphere Casino and Hotel in Las Vegas, Nevada










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
ARTICLE I             DEFINITIONS                                                                                    1

ARTICLE II            EFFECTIVENESS; ACQUISITION AND LEASE; GENERAL PROVISIONS                                       1

         SECTION 2.1.          Effectiveness of Agreement                                                            1
         SECTION 2.2.          Advances                                                                              2
         SECTION 2.3.          Notes                                                                                 3
         SECTION 2.4.          Procedures for Advance; Use of Proceeds                                               3
         SECTION 2.5.          Postponement of Advance                                                               3
         SECTION 2.6.          Obligations Several                                                                   4
         SECTION 2.7.          Timing of Advance to Trustee and Payments to Lenders                                  4
         SECTION 2.8.          Lenders' Instructions to Agent                                                        4
         SECTION 2.9.          Computations                                                                          4
         SECTION 2.10.         Fees                                                                                  5
         SECTION 2.11.         Legal and Tax Representation                                                          5
         SECTION 2.12.         Amortization Schedule                                                                 5
         SECTION 2.13.         Replacement of Equipment                                                              5
         SECTION 2.14.         The Account                                                                           5
         SECTION 3.1.          Advance Date                                                                          5

ARTICLE IV            REPRESENTATIONS AND WARRANTIES                                                                 8

         SECTION 4.1.          Representations and Warranties of Lessee and Guarantor                                8
         SECTION 4.2.          Representations and Warranties of Each Lender                                        12
         SECTION 4.3.          Representations and warranties of Trust Company                                      13
         SECTION 4.4.          Representations and Warranties of Agent                                              14

ARTICLE V             COVENANTS OF LESSEE AND PARENT                                                                15

         SECTION 5.1.          Further Assurances                                                                   15
         SECTION 5.2.          Consolidation, Merger, Sale, etc.                                                    15
         SECTION 5.3.          Corporate Existence                                                                  17
         SECTION 5.4.          Ownership of Lessee                                                                  18
         SECTION 5.5.          Liens                                                                                18
         SECTION 5.6.          Financial Covenant Compliance Certificates                                           18
         SECTION 5.7.          Investigation by Governmental Authorities                                            18
         SECTION 5.8.          Books and Records                                                                    18
         SECTION 5.9.          Payment of Taxes, etc.                                                               18
         SECTION 5.10.         Inspection                                                                           18
         SECTION 5.11.         Maintenance of Property, etc.                                                        19
         SECTION 5.12.         Maintenance of Insurance                                                             19
         SECTION 5.13.         Change of Name or Principal Place of Business                                        19
         SECTION 5.14.         Financial and Other Information                                                      19
         SECTION 5.15.         Securities                                                                           21

ARTICLE VI            COVENANTS OF TRUSTEE AND LENDERS                                                              21
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
         SECTION 6.1.          Covenants of Trustee and Lenders                                                     21
         SECTION 6.2.          Restrictions On and Effect of Transfer                                               23
         SECTION 6.3.          Participations                                                                       25
         SECTION 6.4.          Required Transfers                                                                   25

ARTICLE VII           GENERAL INDEMNITY                                                                             25

         SECTION 7.1.          General Indemnification                                                              25

ARTICLE VIII          GENERAL TAX INDEMNITY                                                                         28

         SECTION 8.1.          General Tax Indemnity                                                                28
         SECTION 8.2.          Exclusions from General Tax Indemnity                                                29
         SECTION 8.3.          Contests                                                                             29
         SECTION 8.4.          Payments                                                                             30
         SECTION 8.5.          Reports                                                                              31
         SECTION 8.6.          Withholding Tax Exemption                                                            31

ARTICLE IX            MISCELLANEOUS                                                                                 31

         SECTION 9.1.          Survival of Agreements                                                               31
         SECTION 9.2.          No Broker. etc.                                                                      31
         SECTION 9.3.          Notices                                                                              31
         SECTION 9.4.          Counterparts                                                                         32
         SECTION 9.5.          Amendments                                                                           32
         SECTION 9.6.          Headings, etc.                                                                       32
         SECTION 9.7.          Governing Law                                                                        32
         SECTION 9.8.          Transaction Costs                                                                    33
         SECTION 9.9.          Severability                                                                         33
         SECTION 9.10.         Successors and Assigns                                                               33
         SECTION 9.11.         Final Agreement                                                                      33
         SECTION 9.12.         No Third Party Beneficiaries                                                         33
         SECTION 9.13.         Release of Lien                                                                      33
         SECTION 9.14.         Reproduction of Documents                                                            33
         SECTION 9.15.         Submission to Jurisdiction                                                           34
         SECTION 9.16.         Jury Trial                                                                           34
         SECTION 9.17.         Payments Set Aside                                                                   34
         SECTION 9.18.         Trust Agreement                                                                      35

ARTICLE I             DEFINITIONS; LESSEE LIABILITY                                                                  1

ARTICLE II            LEASE OF EQUIPMENT; LEASE TERM                                                                 1

         SECTION 2.1.  Acceptance and Lease of Equipment                                                             1
         SECTION 2.2.  Acceptance Procedure                                                                          1
         SECTION 2.3.  Lease Term                                                                                    1

ARTICLE III  RENT; QUIET ENJOYMENT; NET LEASE; SUBLEASING                                                            1

         SECTION 3.1.  Periodic Rent                                                                                 1
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
         SECTION 3.2.  Supplemental Rent                                                                             1
         SECTION 3.3.  Place and Manner of Payment                                                                   2
         SECTION 3.4.  Late Payment                                                                                  2
         SECTION 3.5.  Quiet Enjoyment                                                                               2
         SECTION 3.6.  Net Lease; No Setoff, etc.                                                                    2
         SECTION 3.7.  No Bar                                                                                        3
         SECTION 3.8.  Intent of the Parties                                                                         3

ARTICLE IV  POSSESSION AND SUBLEASING                                                                                4

ARTICLE V  LEASE TERMINATION                                                                                         4

         SECTION 5.1.  Early Termination                                                                             4
         SECTION 5.2.  Termination and Transfer                                                                      5

ARTICLE VI  DISCLAIMER AND ASSIGNMENT OF WARRANTIES                                                                  5

         SECTION 6.1.  Disclaimer of Warranties                                                                      5
         SECTION 6.2.  Assignment of Warranties                                                                      6

ARTICLE VII  MAINTENANCE AND REPAIR; ALTERATIONS AND ADDITIONS                                                       6

         SECTION 7.1.  Maintenance and Repair; Compliance with Law                                                   6
         SECTION 7.2.  Alterations                                                                                   6
         SECTION 7.3.  Replacement and Substitution                                                                  7
         SECTION 7.4.  Removal                                                                                       7
         SECTION 7.5.  Maintenance and Repair Reports                                                                7

ARTICLE VIII  USE                                                                                                    7

         SECTION 8.1.  Use                                                                                           7

ARTICLE IX  CASUALTY; REPLACEMENT; INSURANCE                                                                         8

         SECTION 9.1.  Casualty.                                                                                     8
         SECTION 9.2.  Non-Casualty Losses                                                                           9
         SECTION 9.3.  Required Coverage                                                                             9
         SECTION 9.4.  Delivery of Insurance Certificates                                                           10

ARTICLE X  LEASE EVENTS OF DEFAULT                                                                                  11

         SECTION 10.1.  Lease Events of Default                                                                     11
         SECTION 10.2.  Remedies                                                                                    12
         SECTION 10.3.  Waiver of Certain Rights                                                                    13
         SECTION 10.4.  Power of Attorney                                                                           13
         SECTION 10.5.  Remedies Cumulative: No Waiver; Consents                                                    13

ARTICLE XI   [NOT USED]                                                                                             14

ARTICLE XII  ASSIGNMENTS                                                                                            14
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
ARTICLE XIII  GRANT OF SECURITY INTEREST                                                                            14

         SECTION 13.1.  Grant of Security Interest                                                                  14
         SECTION 13.2.  Retention of Title or Proceeds in the Case of Default                                       14

ARTICLE XIV  MISCELLANEOUS                                                                                          15

         SECTION 14.1.  Governing Law                                                                               15
         SECTION 14.2.  Notices                                                                                     15
         SECTION 14.3.  Counterpart                                                                                 15
         SECTION 14.4.  Severability                                                                                15
         SECTION 14.5.  Successors and Assigns                                                                      15
         SECTION 14.6.  Parties in Interest                                                                         15
         SECTION 14.7.  Limitation of Liability                                                                     15
         SECTION 14.8.  Captions; Table of Contents                                                                 16
         SECTION 14.9.  Schedules and Exhibits                                                                      16

ARTICLE I -  DEFINITIONS                                                                                             1

SECTION 1.1.  DEFINED TERMS                                                                                          1

ARTICLE II - AMOUNT AND TERMS OF COMMITMENTS; REPAYMENT AND PREPAYMENT OF LOANS                                      1

         SECTION 2.1.  Commitment; Term                                                                              1
         SECTION 2.2.  Notes                                                                                         1
         SECTION 2.3.  Procedure for Borrowing                                                                       2
         SECTION 2.4.  Prepayments; Lease Termination Payments and Premium                                           2
         SECTION 2.5.  Interest Rates                                                                                2
         SECTION 2.6.  Determination of Interest Rate                                                                3
         SECTION 2.7.  Pro Rata Treatment among Loans                                                                3
         SECTION 2.8.  Payment from Trust Estate Only                                                                3
         SECTION 2.9.  Taxes                                                                                         3
         SECTION 2.10.  Illegality                                                                                   4
         SECTION 2.11.  Increased Costs and Reduction of Return                                                      4
         SECTION 2.12.  Funding Losses                                                                               5
         SECTION 2.13.  Inability to Determine Rates                                                                 5
         SECTION 2.14.  Survival                                                                                     6

ARTICLE III - RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE TRUST ESTATE                                  6

         SECTION 3.1.  Rent Distribution                                                                             6
         SECTION 3.2.  Distribution of Mandatory Prepayments                                                         6
         SECTION 3.3.  Distribution of Payments After Loan Event of Default                                          6
         SECTION 3.4.  Other Payments                                                                                7
         SECTION 3.5.  Distribution of Excluded Amounts                                                              8
         SECTION 3.6.  Guaranty Payments                                                                             8
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
ARTICLE IV - ARTICLE IV                                                                            CONDITIONS PRECEDENT
                     8

ARTICLE V - AFFIRMATIVE COVENANTS OF BORROWER                                                                        8

         SECTION 5.1.  Performance by Borrower                                                                       8
         SECTION 5.2.  Waiver by Borrower                                                                            8

ARTICLE VI - LOAN EVENTS OF DEFAULT; REMEDIES                                                                        9

         SECTION 6.1.  Loan Events of Default                                                                        9
         SECTION 6.2.  Remedies                                                                                      9

ARTICLE VII - AGENT                                                                                                 11

         SECTION 7.1.  Appointment and Authorization                                                                11
         SECTION 7.2.  Delegation of Duties                                                                         11
         SECTION 7.3.  Liability of Agent                                                                           11
         SECTION 7.4.  Reliance by Agent                                                                            11
         SECTION 7.5.  Notice of Default                                                                            12
         SECTION 7.6.  Credit Decision                                                                              12
         SECTION 7.7.  Indemnification of Agent                                                                     12
         SECTION 7.8.  Agent in Individual Capacity                                                                 13
         SECTION 7.9.  Successor Agent                                                                              13
         SECTION 7.10.  Withholding Tax                                                                             13
         SECTION 7.11.  Concerning the Trust Estate                                                                 14
         SECTION 7.12.  Distribution and Receipt of Payments by Trust Company                                       15

ARTICLE VIII - MISCELLANEOUS                                                                                        16

         SECTION 8.1.  Amendments and Waivers                                                                       16
         SECTION 8.2.  Notices                                                                                      16
         SECTION 8.3.  Successors and Assigns; Transfers and Participations                                         16
         SECTION 8.4.  Counterparts                                                                                 16
         SECTION 8.5.  Governing Law                                                                                16
         SECTION 8.6.  Survival and Termination of Agreement                                                        16
         SECTION 8.7.  Entire Agreement                                                                             17
         SECTION 8.8.  Severability                                                                                 17

ARTICLE I  THE TRUST ESTATE                                                                                          2

         SECTION 1.1.  Appointment, Authorization and Direction to Trustee                                           2
         SECTION 1.2.  Declaration and Purpose                                                                       2

ARTICLE II  COLLECTIONS AND DISTRIBUTIONS                                                                            3

         SECTION 2.1.  Collections and Remittances by Trustee                                                        3
         SECTION 2.2.  Distribution of Payments.                                                                     4
         SECTION 2.3.  Effect of Sales by Trustee                                                                    4

ARTICLE III  CERTAIN PROVISIONS RESPECTING TRUSTEE                                                                   4

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
         SECTION 3.1.  Acceptance of Trusts and Duties                                                               4
         SECTION 3.2.  Limitation of Power                                                                           4
         SECTION 3.3.  Notice of Event of Default                                                                    5
         SECTION 3.4.  Action Upon Instructions                                                                      5
         SECTION 3.5.  Certain Duties and Responsibilities of Trustee                                                5
         SECTION 3.6.  Certain Rights of Trustee                                                                     6
         SECTION 3.7.  NO REPRESENTATIONS OR WARRANTIES AS TO THE EQUIPMENT OR DOCUMENTS                             8
         SECTION 3.8.  Status of Moneys Received                                                                     8
         SECTION 3.9.  Permitted Activities                                                                          8
         SECTION 3.10.  Resignation or Removal of Trustee                                                            8
         SECTION 3.11.  Estate and Rights of Successor Trustee                                                       9
         SECTION 3.12.  Merger or Consolidation of Trustee                                                           9
         SECTION 3.13.  Co-Trustees                                                                                  9

ARTICLE IV  TERMINATION OF AND AMENDMENTS TO TRUST                                                                   9

         SECTION 4.1.  Termination                                                                                   9
         SECTION 4.2.  Distribution of Trust Estate Upon Termination                                                10
         SECTION 4.3.  Amendments                                                                                   10

ARTICLE V  MISCELLANEOUS                                                                                            10

         SECTION 5.1.  Compensation and Indemnification                                                             10
         SECTION 5.2.  Notices                                                                                      11
         SECTION 5.3.  GOVERNING LAW                                                                                11
         SECTION 5.4.  Tax Reports: Information Reporting: Withholding Taxes                                        11
         SECTION 5.5.  Headings                                                                                     12
         SECTION 5.6.  Successors and Assigns                                                                       12
         SECTION 5.7.  Severability                                                                                 12
         SECTION 5.8.  Only Written Waivers                                                                         12
         SECTION 5.9.  Counterparts                                                                                 12
         SECTION 5.10.  Rights in Trust Agreement                                                                   12
         SECTION 5.11.  Payment of Trustee Fees, Costs and Expenses                                                 12
         SECTION 5.12.  Identification of Trust                                                                     12

ARTICLE I  DEFINITIONS                                                                                               1

         SECTION 1.1.  Certain Terms                                                                                 1
         SECTION 1.2.  Participation Agreement Definitions                                                           1
         SECTION 1.3.  UCC Definitions                                                                               1

ARTICLE II  SECURITY INTEREST                                                                                        2

         SECTION 2.1.  Grant of Security                                                                             2
         SECTION 2.2.  Security for Obligations                                                                      2
         SECTION 2.3.  Continuing Security Interest; Transfer of Notes                                               2
         SECTION 2.4.  Grantor Remains Liable                                                                        3

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ARTICLE III  REPRESENTATIONS AND WARRANTIES                                                                          3

         SECTION 3.1.  Representations and Warranties                                                                3
         SECTION 3.1.1.  Ownership, No Liens, etc.                                                                   3
         SECTION 3.1.2.  Validity, etc                                                                               3
         SECTION 3.1.3.  Authorization, Approval, etc                                                                4
         SECTION 3.1.4.  Compliance with Laws                                                                        4

ARTICLE IV  COVENANTS                                                                                                4

         SECTION 4.1.  Certain Covenants                                                                             4
         SECTION 4.1.1.  As to Collateral                                                                            5
         SECTION 4.1.2.  Transfers and Other Liens                                                                   5
         SECTION 4.1.3.  Further Assurances, etc                                                                     5

ARTICLE V  AGENT                                                                                                     6

         SECTION 5.1.  Agent Appointed Attorney-in-Fact                                                              6
         SECTION 5.2.  Agent May Perform                                                                             6
         SECTION 5.3.  Agent Has No Duty                                                                             6
         SECTION 5.4.  Reasonable Care                                                                               6

ARTICLE VI  REMEDIES                                                                                                 7

         SECTION 6.1.  Certain Remedies                                                                              7

ARTICLE VII  MISCELLANEOUS PROVISIONS                                                                                9

         SECTION 7.1.  Operative Document                                                                            9
         SECTION 7.2.  Amendments; etc                                                                               9
         SECTION 7.3.  Addresses for Notices                                                                         9
         SECTION 7.4.  Section Captions                                                                              9
         SECTION 7.5.  Severability                                                                                  9
         SECTION 7.6.  Counterparts                                                                                  9
         SECTION 7.7.  Governing Law, Entire Agreement, etc                                                          9

1. GUARANTY                                                                                                          1

2. GUARANTOR'S GUARANTEED OBLIGATIONS UNCONDITIONAL                                                                  2

3. WAIVER AND AGREEMENT                                                                                              4

4. ASSIGNMENT                                                                                                        5

5. WAIVER OF SUBROGATION                                                                                             5

6. RIGHTS OF THE BENEFICIARIES                                                                                       5

7. TERM OF GUARANTY                                                                                                  5

8. AGREEMENT OF GUARANTOR                                                                                            6
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9. REPRESENTATIONS AND WARRANTIES                                                                                    6

10. FURTHER ASSURANCES                                                                                               6

11. NOTICES. ETC                                                                                                     6

12. AMENDMENTS. ETC                                                                                                  6

13. SEVERABILITY                                                                                                     7

14. OPERATIVE DOCUMENT                                                                                               7

15. GOVERNING LAW                                                                                                    7

16. SUCCESSORS AND ASSIGNS                                                                                           7

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SCHEDULE I               EQUIPMENT DESCRIPTION
SCHEDULE II              LENDER COMMITMENTS
SCHEDULE III             NOTICE INFORMATION, FUNDING OFFICES, AND WIRE INSTRUCTIONS
SCHEDULE IV              RECORDINGS, FILINGS AND REGISTRATIONS
SCHEDULE V               REQUIRED LICENSES AND APPROVALS
SCHEDULE VI              AMORTIZATION SCHEDULE
SCHEDULE VII             DISCLOSURE SCHEDULE

APPENDIX 1               DEFINITIONS AND INTERPRETATION

EXHIBIT A                FORM OF LEASE AGREEMENT
EXHIBIT B                FORM OF LOAN AGREEMENT
EXHIBIT C                FORM OF TRUST AGREEMENT
EXHIBIT D                FORM OF SECURITY AGREEMENT AND ASSIGNMENT OF LEASE
EXHIBIT E                FORM OF GUARANTY
EXHIBIT F                [NOT USED]
EXHIBIT G                FORM OF LANDLORD WAIVER AND CONSENT
EXHIBIT H                FORM OF ADVANCE REQUEST
EXHIBIT I                FORM OF BILL OF SALE
EXHIBIT J                FORM OF CERTIFICATE OF ACCEPTANCE
EXHIBIT K                FORM OF INVESTOR's Letter
EXHIBIT L                [NOT USED]
EXHIBIT M                FORM OF LESSEE's and Guarantor's Counsel's Opinion
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                                                         PARTICIPATION AGREEMENT


PARTICIPATION AGREEMENT

         This PARTICIPATION AGREEMENT (this "Agreement"), dated as of May 28, 1999, is entered into by and among STRATOSPHERE GAMING CORP., a Nevada corporation, as Lessee; STRATOSPHERE CORPORATION, a Delaware corporation, as Guarantor; FIRST SECURITY TRUST COMPANY OF NEVADA, a Nevada trust company, not in its individual capacity, except as expressly stated herein, but solely as Lessor and Trustee; the persons listed on Schedule II hereto, as Lenders; and HELLER FINANCIAL LEASING, INC., a Delaware corporation, as Agent.

WITNESSETH

         WHEREAS, pursuant to the terms of the Lease, Lessor will lease to Lessee, and Lessee will lease from Lessor, the Equipment; and

         WHEREAS, pursuant to the Trust Agreement, Trustee will apply the Advance to the Trust to finance the acquisition of the Equipment subject to the terms of the Lease; and

         WHEREAS, Lenders are willing, on the terms and conditions hereinafter set forth (including Article III), to provide financing to Lessor in an aggregate principal amount not to exceed the Commitment Amount to fund payment of Equipment Costs; and

         WHEREAS, to secure such financing by Lenders, Agent, on behalf of Lenders, will have the benefit of a Lien from Lessor on all of Lessor's right, title and interest in and to the Equipment and other Collateral and an assignment of Lessor's rights in the Operative Documents; and

         WHEREAS, Lessee's obligations under the Operative Documents will be guaranteed pursuant to the terms of the Guaranty;

         NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereto agree as follows.

ARTICLE I
DEFINITIONS

         Unless the context shall otherwise require, capitalized terms used but not defined herein (including those used in the foregoing recitals) shall have the meanings specified in Appendix 1 hereto for all purposes hereof; and the rules of interpretation set forth in Appendix 1 hereto shall apply to this Agreement.

ARTICLE II
EFFECTIVENESS; ACQUISITION AND LEASE; GENERAL PROVISIONS

         SECTION 2.1. Effectiveness of Agreement. This Agreement shall become effective upon the happening of each of the following conditions (the "Closing Date").

              (a) Authorization, Execution and Delivery of the Operative Documents. Each of the Operative Documents shall have been duly authorized, executed and delivered by each of the parties thereto, and shall be in full force and effect. No Default or Event of Default shall exist under any of the Operative Documents to which Lessee is a party (either before or after giving effect to the transactions contemplated by the Operative Documents).

              (b) Articles of Incorporation, Bylaws, Corporate Resolutions and Certificates of Good Standing. Agent shall have received from each of Lessee and
Guarantor:

              (i) CERTIFICATES OF EXISTENCE AND GOOD STANDING ISSUED BY THE SECRETARY OF STATE OF THE STATE OF NEVADA WITH RESPECT TO LESSEE AND THE SECRETARY OF STATE OF THE STATE OF DELAWARE WITH RESPECT TO GUARANTOR, RESPECTIVELY, EACH DATED WITHIN 30 BUSINESS DAYS OF THE CLOSING DATE;


11
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                                                         PARTICIPATION AGREEMENT

              (II) COPIES OF THE RESPECTIVE ARTICLES OF INCORPORATION AND BYLAWS CERTIFIED TO BE TRUE AND CORRECT BY A RESPONSIBLE OFFICER OF EACH OF LESSEE AND GUARANTOR, RESPECTIVELY; AND

              (III) CERTIFICATES OF A RESPONSIBLE OFFICER OF EACH OF LESSEE AND GUARANTOR CERTIFYING AS TO (A) THE RESOLUTIONS OF THE BOARD OF DIRECTORS DULY AUTHORIZING THE EXECUTION, DELIVERY AND PERFORMANCE BY LESSEE AND GUARANTOR, RESPECTIVELY, OF EACH OPERATIVE DOCUMENT TO WHICH THEY ARE OR WILL BE A PARTY, (B) THE INCUMBENCY AND SIGNATURE OF PERSONS AUTHORIZED TO EXECUTE AND DELIVER SUCH DOCUMENTS AND AGREEMENTS ON BEHALF OF LESSEE AND GUARANTOR, RESPECTIVELY AND (C) THE ACCURACY OF ALL REPRESENTATIONS AND WARRANTIES AND ABSENCE OF DEFAULTS AND EVENTS OF DEFAULT.

              (c) No Material Adverse Effect. Since December 31, 1998, there shall not have occurred any Material Adverse Effect.
              (d) Opinion of Counsel. Agent, Trustee and each Lender shall have received the following legal opinion, dated as of Closing Date and addressed to Agent, Trustee and each Lender: from Schreck Morris, counsel to Lessee and Guarantor, as to the matters set forth in the form of Exhibit M.
              (e) Financial Statements. Agent shall have received (with copies for Trustee and each Lender) copies of the audited consolidated financial statements of Parent and its consolidated Subsidiaries for the last fiscal year ended December 31, 1998, together with a statement or certificate from the controller, treasurer or chief financial officer of Parent to the effect that
(i) such financial statements are true, complete and correct, (ii) the financial condition of Parent and its consolidated Subsidiaries has not materially adversely changed since the date of such financial statements and (iii) no other event affecting Parent and its consolidated Subsidiaries shall have occurred since the date of such financial statements which could reasonably be expected to have a Material Adverse Effect.
              (f) [not used]
              (g) [not used]
              (h) Recordation. Agent shall have received evidence satisfactory to Lenders that the Uniform Commercial Code financing statements with respect to the Collateral shall have been or are being filed with the appropriate Governmental Authorities.
              (i) Payment of Fees. Trustee and each Lender shall have received payment of all fees which are due and payable on the Closing Date pursuant to this Agreement.
         SECTION 2.2. Advances. Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties contained herein or made pursuant hereto, upon receipt of the Advance Request, on the Advance Date each Lender shall finance a portion of the applicable Advance by making a Loan to Trustee (in accordance with Trustee's payment instructions set forth on Schedule III) in an amount in immediately available funds equal to such Lender's Commitment Percentage of the aggregate amount of the Commitment Amount. Notwithstanding any other provision hereof, no Lender shall be permitted or required to fund any Loan to the extent that, after giving effect thereto, the aggregate amount advanced would exceed such Lender's Commitment, and the aggregate original principal amount of all Loans made since the Closing Date would exceed the Commitment Amount. No amounts paid or prepaid with respect to the Loans may be readvanced.

                                                         PARTICIPATION AGREEMENT

         SECTION 2.3. Notes. Each amount made available by a Lender pursuant to
Section 2.2 shall be evidenced by one or more Notes issued by Trustee payable to the order of such Lender in a maximum principal amount equal to such Lender's Commitment and shall be repayable in accordance with the terms of the Loan Agreement.
         SECTION 2.4. Procedures for Advance; Use of Proceeds.
              (a) Request. With respect to the funding of the Advance, Lessee shall deliver to Trustee, Agent and Lenders, not later than 12:00 noon, Las Vegas, Nevada time, three Business Days prior to the proposed Advance Date, an irrevocable written notice substantially in the form of Exhibit H (an "Advance Request"), specifying (i) the proposed Advance Date, (ii) the total Equipment Cost, including Charges therefor, and (iii) the invoice charges of each item of Equipment.
              (b) Funding. On the scheduled Advance Date, upon (i) receipt by Trustee of all amounts to be paid by Lenders pursuant to Section 2.2 and (ii) satisfaction or waiver of each of the applicable conditions set forth in Section 3.1, (A) Lessor shall purchase, and Lessee or a vendor shall deliver a bill of sale conveying to Lessor, as collateral security, all of such Person's right, title and interest in, the Equipment described in the Advance Request, and (B) in consideration therefor, Trustee shall pay, from funds made available by Lenders pursuant to Section 2.2 and the Loan Agreement, the amount specified in the Advance Request in immediately available funds remitted by wire transfer to the Persons therein listed.
              (c) Number and Dates of Advances. There shall be one Advance which shall be made no later than 1:00 p.m., Las Vegas, Nevada time, on May 28, 1999, and no Advance may occur following suspension of the Commitments.
              (d) Use of Proceeds. Proceeds from all Loans shall be used solely for the purpose of funding Equipment Costs.
              (e) Interest Rate. Each determination of an Interest Rate pursuant to any provision of the Loan Agreement shall be conclusive and binding on Trustee, Lessee and Lenders in the absence of manifest error.
         SECTION 2.5. Postponement of Advance. If Lenders make a Loan requested pursuant to the Advance Request and the conditions precedent to such Advance have not been satisfied on the date specified in the Advance Request, Lessee shall pay to Trust Company, for the benefit of each Lender, interest on the amount funded by each Lender at a rate equal to the Alternate Base Rate for the period from the date of each such Advance to the date such Advance is returned to such Lender or such Advance date shall have occurred, less any interest earned by Trust Company on behalf of Lenders by investing such funded amounts. Trust Company (or its assignee) shall not be required to invest such funds in interest bearing investments, but Trust Company (or its assignee) shall upon direction of Lessee (or, if an Event of Default exists, the Required Lenders) invest such funds in Cash Equivalents to the extent it is practicably able to do so. Such interest shall be due and payable by Lessee upon the occurrence of such Advance Date or upon return of such funds to Lenders. Such payment of interest shall be an additional condition precedent to such Advance Date. If the Advance Date shall not have occurred by the third Business Day following the Advance Date in respect thereof, then all such interest shall be due and payable on such date, and Trust Company shall refund to each Lender all amounts funded by such Lender and all accrued interest allocable to such Lender. No additional Advance Request shall be required if the Advance Date is postponed and thereafter consummated.
         SECTION 2.6. Obligations Several. The obligations of Lenders hereto or elsewhere in

                                                         PARTICIPATION AGREEMENT


the Operative Documents shall be several and not joint; and, except with respect to Lessee and Guarantor in connection with the Guaranty and the other Operative Documents, no party shall be liable or responsible for the acts or defaults of any other party hereunder or under any other Operative Document.
         SECTION 2.7. Timing of Advance to Trustee and Payments to Lenders.
              (a) Timing of Advances to Trustee. Subject to timely delivery of an Advance Request pursuant to Section 2.4(a) and the other terms and conditions of the Operative Documents, each Lender shall make its Commitment available to Trust Company by 1:00 p.m., Las Vegas, Nevada time, on the requested Advance Date, and Trust Company will forward any such amounts so received to Lessee, not later than 4:00 p.m., Las Vegas, Nevada time, on such Advance Date.
              (b) Payments to Lenders. So long as there are obligations outstanding under the Operative Documents, Trustee has assigned all payments of Rent to Agent pursuant to Section 2.1 of the Security Agreement, and Agent has appointed Trust Company as its agent to receive such payments of Rent under
Section 7.1 of the Loan Agreement. Any payments received by Agent (or Trust Company as agent to Agent) from or on behalf of Lessee not later than 10:00 a.m., Las Vegas, Nevada time, shall be paid by Agent (or Trust Company) to Lenders in immediately available funds no later than 1:00 p.m., Las Vegas, Nevada time, on the same day, and any payments, received by Agent (or Trust Company) from or on behalf of Lessee after 10:00 a.m., Las Vegas, Nevada time, shall be paid by Agent or Trust Company to Lenders as soon after receipt as practicable, but not later than 10:00 a.m., Las Vegas, Nevada time, on the next succeeding Business Day. Rent and all other payments due to Trustee, Agent or any Lender under the Operative Documents shall be paid in immediately available funds, at its respective office specified in Schedule III or at such other office as it may from time to time specify to Trustee, Agent and Lessee in a notice pursuant hereto. All such payments shall be received by Trustee (in its individual or trust capacity), Agent or such Lender, as applicable, not later than 10:00 a.m., Las Vegas, Nevada time, on the date due. Funds received after such time shall for all purposes of the Operative Documents be deemed to have been received on the next succeeding Business Day.
              (c) Agency. So long as the Notes remain outstanding, Rent shall be paid to Trust Company as agent for Agent and as Trustee's assignee under the Operative Documents.
         SECTION 2.8. Lenders' Instructions to Agent. By making its Advance pursuant to Section 2.2, each Lender agrees that such act shall constitute, without further act, (i) evidence that the applicable conditions precedent set forth in Article III have been satisfied or waived; provided that any Lender's failure to raise the issue of noncompliance with respect to any such condition as to any third party shall not be deemed to be a waiver of such condition unless such Lender shall have acknowledged such waiver in writing, and (ii) authorization and direction by such Lender to Agent to make a Loan pursuant to
Section 2.3 of the Loan Agreement.
         SECTION 2.9. Computations.
              (a) Determination of Interest. All computations of accrued amounts pursuant to the Operative Documents shall be made on the basis of actual number of days elapsed in a 360 day year or, in the case of the Alternate Base Rate, on the basis of actual number of days elapsed in a 365 day or 366 day year.
              (b) Dollars. All payments required to be made by Lessee, Trustee, or Agent, including the Advance of any payment of Rent, shall be made only in Dollars in immediately

                                                         PARTICIPATION AGREEMENT


available funds.
         SECTION 2.10. Fees. Lessee shall pay to Agent, for the account of each Lender, a nonrefundable upfront fee in an amount equal to the fee set forth opposite such Lender's name on Schedule II, payable upon the Closing Date.
         SECTION 2.11. Legal and Tax Representation. Lessee acknowledges and agrees that neither Agent, Trustee nor any Lender has made any representation or warranty concerning the tax, accounting or legal characteristics of the Lease or any of the other Operative Documents, and that Lessee has obtained and relied on such tax, accounting and legal advice regarding the Lease and the other Operative Documents as it deems appropriate. Each of Trustee and each Lender acknowledges and agrees that it has obtained and relied on the Operative Documents and the various items delivered in connection therewith, and on such tax, accounting and legal advice regarding the Lease and the other Operative Documents as it deems appropriate.
         SECTION 2.12. Amortization Schedule. Schedule VI sets forth the mandatory principal amortization schedule for the Loans (the "Amortization Schedule"). Lenders will receive principal payments on each scheduled principal Payment Date so as to cause all of the Loans to amortize as set forth on the Amortization Schedule. Each Note or the Notes will reflect mandatory principal amortization equal to the product of (i) such Lender's Commitment Percentage and
(ii) the aggregate amount payable to Lenders on such Payment Date pursuant to the preceding sentence.
         SECTION 2.13. Replacement of Equipment. Trustee and Agent shall release from the lien of the Security Agreement and the Lease items of Equipment which Lessee has elected to replace under Section 7.3 or 9.1 of the Lease, upon satisfaction by Lessee of the conditions contained in Section 9.1(b) of the Lease.
         SECTION 2.14. The Account. Trustee shall establish and maintain (or cause to be established and maintained) with Trust Company a deposit account (the "Account") in its name in favor of Agent into which proceeds of the Loan on the Advance Date shall be remitted upon satisfaction of the provisions of
Section 3.1. Trustee shall release funds on deposit in the Account to the order of Lessee, or to a vendor as directed by Lessee, as the case may be, upon receipt of a certificate from Lessee, dated the date of such requested release, stating that (i) the sum requested is required to pay, or reimburse Lessee for, the invoices and purchase orders of the vendors identified in such certificate, together with copies of such invoices and purchase orders attached to such certificate and evidence satisfactory to Agent of all amounts previously paid to any vendor identified in such certificate for which Lessee is requesting reimbursement and (ii) all of the statements contained in Section 3.1(b) are true and correct on and as of such date as though made on and as of such date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. In the event of a dispute over payment of any amount owed under an invoice or purchase order referenced in such certificate, Trustee shall not release funds from the Account until such time as Lessee notifies Trustee of the resolution of such dispute. All funds deposited in the Account shall constitute Collateral.
ARTICLE III
CONDITIONS TO THE ADVANCE
         SECTION 3.1. Advance Date. The obligation of Trustee and each Lender to perform their respective obligations on the Advance Date shall be subject to the fulfillment to the satisfaction of, or the waiver in writing by, Trustee and each Lender of the conditions precedent

                                                         PARTICIPATION AGREEMENT


set forth in this Section 3.1 on or before the Advance Date (except that the obligation of any party hereto shall not be subject to such party's own performance or compliance).
              (a) Advance Request. With respect to the Advance, Agent, Trustee and each Lender shall have received, at least three Business Days before the Advance Date, a fully executed Advance Request duly executed by Lessee, in accordance with Section 2.4(a). Each of the delivery of the Advance Request and the acceptance by Lessee of the proceeds of such Advance shall constitute a representation and warranty by Lessee that on the date of such Advance (both immediately before and after giving effect to such Advance and the application of the proceeds thereof) the statements made in Section 3.1(c) and in such Advance Request, are true and correct.
              (b) Accuracy of Representations and Warranties, No Default, etc. On the Advance Date, the following statements shall be true and correct:
              (I) ALL OF THE REPRESENTATIONS AND WARRANTIES OF THE PARTIES HERETO CONTAINED HEREIN AND IN EACH OF THE OTHER OPERATIVE DOCUMENTS ARE TRUE AND CORRECT ON AND AS OF THE ADVANCE DATE IN ALL MATERIAL RESPECTS AS THOUGH MADE ON AND AS OF THAT DATE, EXCEPT TO THE EXTENT THAT SUCH REPRESENTATIONS AND WARRANTIES RELATE SOLELY TO AN EARLIER DATE, IN WHICH CASE SUCH REPRESENTATIONS AND WARRANTIES SHALL HAVE BEEN TRUE AND CORRECT ON AND AS OF SUCH EARLIER DATE; AND

              (II) EXCEPT AS SET FORTH IN THE DISCLOSURE SCHEDULE, NO LABOR CONTROVERSY, LITIGATION, ARBITRATION OR GOVERNMENTAL INVESTIGATION OR PROCEEDING SHALL BE PENDING OR, TO THE KNOWLEDGE OF LESSEE AND/OR PARENT, THREATENED AGAINST LESSEE AND/OR PARENT OR ANY OTHER GUARANTOR WHICH MIGHT HAVE A MATERIAL ADVERSE EFFECT OR WHICH IN THE REASONABLE JUDGMENT OF AGENT WOULD OR MIGHT, ENJOIN, PROHIBIT, LIMIT OR RESTRAIN THE MAKING OF THE ADVANCE.

              (c) Officers' Certificates. If the Advance Date is a date after the date of this Agreement, Agent shall have received (with copies for Trustee and each Lender) certificates of the secretary or assistant secretary of each of Parent and Lessee stating that all of the representations and warranties of such Person contained herein and in each of the other Operative Documents are true and correct on and as of the Advance Date in all material respects as though made on and as of that date, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.
              (d) Gaming Permits. Lessee and Parent shall have obtained all Gaming Permits required for or in connection with the conduct of its gaming business and the conduct of games of chance at the Casino and such Gaming Permits shall not then be suspended, enjoined or prohibited (for any length of time) by any Gaming Authority or any other Governmental Authority.
              (e) Liquor Permits. Lessee and Parent shall have obtained all Liquor Permits required for or in connection with the operation and use of the Casino and the Resort and the Liquor Permits shall not then be suspended, enjoined or prohibited (for any length of time) by any Governmental Authority having or asserting jurisdiction over the Casino and/or the Resort.
              (f) Taxes. All Taxes other than Charges due and payable by Lessee on or prior to the Advance Date in connection with the execution, delivery, recording and filing of any

                                                         PARTICIPATION AGREEMENT


of the Operative Documents, in connection with the filing of any of the financing statements or in connection with the consummation of any of the transactions contemplated hereby or by the Operative Documents shall have been paid in full.

              (g) Filings and Recordings. All filing, registrations and recordings set forth on Schedule IV shall have been made in the appropriate places or offices and all fees and taxes with respect to any recordings, filings or registrations made pursuant to this Section 3.1(g) shall have been paid in full, and satisfactory evidence thereof shall have been delivered to Trustee and Agent, or arrangements for such payment shall have been made to the satisfaction of Trustee and Agent.

              (h) Searches. Agent shall have received a report, as of a current date, prepared by a search company reasonably satisfactory to Agent, of judgment liens, tax liens, Uniform Commercial Code filings and other encumbrances of record with respect to Parent, Lessee and the Equipment with the applicable filing offices in the State of Nevada, and such report shall show no Liens other than Permitted Liens.

              (i) Insurance. Agent shall have received (with copies for Trustee and each Lender) evidence of each of the insurance coverages required to be maintained pursuant to the Lease, setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage, accompanied by affidavits, certificates, paid bills or other documents evidencing that all premium payments are current.

              (j) Governmental Approvals, Permits, Consents, etc. Agent shall have received copies of all material permits, approvals or consents by all Governmental Authorities required for or in connection with the use and operation of the Equipment and the transactions provided for in this Agreement which can be obtained as of the Advance Date, together with all supporting documents and materials reasonably requested by Agent, Trustee or any Lender, including a copy of each order or license issued by the Nevada Gaming Commission or the Liquor Authority, as then available or required by Applicable Law, evidencing approval of all licenses necessary for the creation and continued existence of Lessee as the operator of the Casino and of Parent as the parent corporation of Lessee.
              (k) Bill of Sale. Agent shall have received a fully executed Bill of Sale from Lessee or other vendor(s) to Trustee substantially in the form of
Exhibit I with respect to the items of Equipment identified in such Advance Request.
              (l) Certificates of Acceptance. Lessee shall have delivered to Agent a fully-executed Certificate of Acceptance substantially in the form of Exhibit J with respect to each item of Equipment identified in such Advance Request.
              (m) [not used]
              (n) Third Party Approvals. All third party approvals, necessary in the reasonable opinion of Agent for the operation and use of the Equipment and for Lessee to perform its obligations with respect to the Lease shall have been obtained.
              (o) Further Assurances, etc. Agent shall have received such other and further instruments, duly executed, acknowledged (if appropriate) and delivered, as Agent reasonably shall have requested in connection with the Advance and this Agreement.
              (p) Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of Lessee and Parent shall be satisfactory in form and substance to Agent and its counsel; Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as Agent or its counsel may reasonably request.

                                                         PARTICIPATION AGREEMENT


              (q) Transaction Costs. Lessee shall have paid all Transaction Costs invoiced three Business Days prior to the Advance Date to the parties to whom such Transaction Costs are payable (or shall have requested payment thereof or reimbursement therefor pursuant to the Advance Request). Such payment shall be made by wire transfer of immediately available funds.
              (r) Litigation. No law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall, and no action or proceeding shall be pending or threatened which in the reasonable judgment of Agent would or might, enjoin, prohibit, limit or restrain the making of the Advance.
              (s) No Material Adverse Effect. Since December 31, 1998, there shall not have occurred any Material Adverse Effect.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
         SECTION 4.1. Representations and Warranties of Lessee and Guarantor. Lessee and Guarantor jointly and severally represent and warrant to each of the other parties hereto as follows.
              (a) Due Organization, etc. Each of Lessee and Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and Delaware, respectively, and is duly qualified or licensed and in good standing as a foreign corporation authorized to do business in all jurisdictions where failure to so qualify could reasonably be expected to have a Material Adverse Effect, and each has the requisite power and authority to execute, deliver and perform its respective obligations under each of the Operative Documents to which it is a party and each other agreement, instrument and document executed and delivered by it on the Advance Date in connection with or as contemplated by each such Operative Document. The "principal place of business" and "chief executive office" (as such terms are used in Section 9-103(3) of the UCC) of Lessee is located at 2000 Las Vegas Boulevard South, Las Vegas, Nevada 89104; and of Guarantor is located at 2000 Las Vegas Boulevard South, Las Vegas, Nevada 89104.
              (b) Authorization; No Conflict; No Approvals; etc. The execution and delivery by each of Lessee and Guarantor of each of the Operative Documents to which it is a party, and the performance by each such Person of its respective obligations under such Operative Documents, have been duly authorized by all necessary corporate action (including any necessary stockholder action) on its part, and do not and will not: (i) contravene any Applicable Law currently in effect applicable to or binding on it or the Equipment; (ii) violate any provision of its respective charter or bylaws; (iii) result in a breach of or constitute a default under (with or without the giving of notice or lapse of time or both) any indenture, mortgage, deed of trust, lease, loan or credit agreement, or any other agreement or instrument to which Lessee or Guarantor is a party or by which Lessee or Guarantor or their respective properties may be bound or affected, except for such breaches or defaults which individually or in the aggregate would not have a Material Adverse Effect; or
(iv) require any Governmental Approval by any Governmental Authority, except for
(x) the filings and recordings listed on Schedule IV to perfect the rights of Trustee, Lenders and Agent intended to be created by the Operative Documents and
(y) the required licenses and approvals listed on Schedule V; and neither Lessee nor Guarantor is in default under or in violation of its respective charter or bylaws.
              (c) Enforceability. Each Operative Document to which Lessee or Guarantor is a party constitutes the legal, valid and binding obligation of such Person, enforceable against

                                                         PARTICIPATION AGREEMENT


such Person in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).
              (d) Litigation. Except as set forth on Schedule VII, there is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Lessee or Guarantor, threatened against such Person or the Equipment or before any Governmental Authority (i) which challenges the validity of the Operative Documents to which such Person is a party or any action taken or to be taken pursuant to the Operative Documents to which such Person is a party, or (ii) which if adversely determined would have, individually or in the aggregate, a Material Adverse Effect.
              (e) Ownership. Parent has sole beneficial and record ownership, directly or indirectly, of 100% of the issued and outstanding capital stock of Lessee. Except as set forth on Schedule VII, there are no outstanding subscriptions, options, warrants, calls, rights (including preemptive rights) or other arrangements or commitments of any nature relating to any capital stock of Lessee.
              (f) Financial Statements. The audited consolidated financial statements of Parent and its consolidated Subsidiaries for the fiscal year ended December 31, 1998 fairly present the financial condition of Parent and its consolidated Subsidiaries on such date, and the results of its consolidated operations for the period then ended, and there has been no Material Adverse Effect with respect to Parent and its consolidated Subsidiaries since such date.
              (g) No Other Agreements. Neither Lessee nor Guarantor is a party to any agreement to sell any interest in the Equipment or any portion thereof (except as otherwise specifically contemplated in the Operative Documents).
              (h) Compliance With Law. With respect to the Equipment and the operation of the Resort, Lessee and Guarantor have at all times complied and are in compliance with all Applicable Law, except for any violations which, individually or in the aggregate, would not have a Material Adverse Effect.
              (i) Investment Company Act. Neither Lessee nor Guarantor is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.
              (j) Public Utility Holding Company. Neither Lessee nor Guarantor is subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.
              (k) Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment due any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. No action has been

                                                       PARTICIPATION AGREEMENT

taken by any member of the ERISA Group since January 1, 1996, to terminate any Plan. No member of the ERISA Group has any knowledge of any event that could result in a liability of any such member to the PBGC, whether under a Plan, a Multiemployer Plan or otherwise. There have not been any nor are there now existing any events or conditions that would permit any Plan to be terminated under circumstances that would cause the lien provided under Section 4068 of ERISA to attach to the material assets of Lessee or its ERISA Affiliates. The value of the Plans' benefits guaranteed under Title IV of ERISA on the date hereof does not exceed the value of such Plans' assets allocable to such benefits as of the date of this Agreement. No transaction prohibited under
Section 406 of ERISA exists or will exist upon the execution and delivery of this Agreement or any Operative Document with respect to any Plan, Multiemployer Plan or Benefit Arrangement.
              (1) Environmental Matters. There are no conditions existing currently which would be likely to subject Trustee, Agent, Lenders or Lessee or Guarantor to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or assertions thereof, or which require or are likely to require cleanup, removal, remedial action or other response at or with respect to the Resort pursuant to Environmental Laws; (ii) neither Lessee nor Guarantor is a party to any litigation or administrative proceeding for which it has received service of process or other similar notification, and to the knowledge of Lessee and Guarantor, any litigation or administrative proceeding threatened against any of them, which asserts or alleges that Lessee or Guarantor, or the Resort has violated or is violating Environmental Laws with respect to the Resort or that Lessee or Guarantor is required to clean up, remove or take any remedial or other responsive action due to the disposal, depositing, discharge, leaking or other release of any Hazardous Materials at or from the Resort; (iii) neither Lessee nor Guarantor is subject to any judgment, decree or order or citation arising out of Environmental Laws which relates to the Resort (or any interest therein); and (iv) neither Lessee nor Guarantor has been named or listed as a potentially responsible party by any governmental body in a manner arising under any Environmental Laws with respect to or which affects the Resort.
              (m) Subjection to Government Regulation. Except in the case of the ownership of, or the holding of an interest in, the Equipment following the exercise of remedies under the Lease, none of Trustee, Agent or any Lender will become subject to ongoing regulation of its operations by a Governmental Authority solely by reason of entering into the Operative Documents or the consummation of the transactions contemplated thereby. The exercise of remedies by Trustee, any Agent or any Lender under any of the Operative Documents with respect to the Collateral will not require the approval of or filing with any Gaming Authority except as otherwise disclosed on Schedule V hereto.
              (n) Securities Laws. Neither Lessee nor anyone authorized to act on its behalf has, directly or indirectly, offered or sold any interest in the Notes, the Equipment, the Lease or any of the Operative Documents in violation of Section 5 of the Securities Act or any state securities laws.
              (o) Federal Reserve Regulations. Neither Parent nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board). No part of the Advance will be used directly or indirectly for the purpose of purchasing or carrying any such margin stock, to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any other purpose violative of or

                                                        PARTICIPATION AGREEMENT

inconsistent with any of the provisions of Regulation G, T, U or X of the Board.
              (p) Taxes. Lessee and Guarantor have filed all tax returns and reports required by law to have been filed by each of them and have paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on their books.
              (q) Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of Lessee and Guarantor in writing to Agent, Trustee and Lenders for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of Lessee and Guarantor to Agent, Trustee and Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by Agent, Trustee and Lenders, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.
              (r) Licenses, Registrations and Permits. As of any date on which this representation is made, all licenses, registrations and permits (other than Gaming Permits and Liquor Permits) required of Lessee as of such date by any Governmental Authority having jurisdiction shall have been obtained for (i) the use and occupancy of the Resort, and (ii) the installation and operation of the Equipment on the Resort, except where the failure to obtain the same would not have, individually or the aggregate, a Material Adverse Effect.
              (s) Title to Property. Except as set forth on the Schedule VII hereto, Parent has good and marketable title to all of its material assets reflected on the financial statements delivered pursuant to Section 2.1(e), except for such material assets as have been disposed of in the ordinary course of business, and all such material assets are free and clear of any Lien, except as reflected in the financial statements and/or notes thereto or as otherwise permitted by the provisions hereof or under the Operative Documents, and except for Permitted Liens. Parent has such trademarks, trademark rights, trade names, trade name rights, franchises, copyrights, patents, patent rights and licenses as to allow it to conduct its business as now operated, without known conflict with the rights of others. Lessee or Parent has good and marketable title to the land and buildings constituting the Resort.
              (t) Insurance. Lessee has obtained or caused to be obtained insurance coverage covering the Equipment which meets in all respects the requirements of the Lease, and such coverage is in full force and effect. Lessee carries insurance with reputable insurers, or self-insures, in respect of its material assets, in such manner, in such amounts and against such risks as is customarily maintained by other Persons of similar size engaged in similar business.
              (u) Defaults. Neither Lessee nor Guarantor is in default under any Operative Document, instrument evidencing any Debt, or under any material agreement relating thereto or any indenture, mortgage, deed of trust, security agreement, lease, franchise, or other agreement or other instrument to which any such Person is a party or by which any such Person or any of its material assets is subject to or bound including the Indenture which would result in a Material Adverse Effect.
              (v) Solvency. The consummation by Lessee or Guarantor of the transactions contemplated by the Operative Documents will not render Lessee or Guarantor insolvent, nor was it made in contemplation of Lessee's or Guarantor's insolvency; the value of the assets and

                                                        PARTICIPATION AGREEMENT


properties of the of Lessee and Guarantor at fair valuation and at their then present fair salable value is and, after the transactions, will be greater than the respective total liabilities, including contingent liabilities, as they become due of Lessee and Guarantor; the property remaining in the hands of Lessee and of Guarantor was not and will not be an unreasonably small amount of capital.
              (w) Perfection of Security Interests. Upon the filing of an appropriate UCC Financing Statements with the Secretary of State of Nevada and appropriate fixture filings in the office of the Recorder of Clark County, Nevada, Trustee, for the benefit of Lenders, and Lenders, will have an enforceable, perfected first priority Lien of record in the Collateral granted pursuant to the Lease and the Security Agreement as against all Persons, including Lessee and its creditors and Trustee and its creditors.
              (x) Gaming Permits; Liquor Permits. All Gaming Permits and Liquor Permits required to be held by Lessee and Guarantor for the conduct of its business as then conducted as of each date this representation is made are current and in good standing and upon the Casino Opening Lessee and Guarantor will hold all Gaming Permits and Liquor Permits necessary for the operation of the Casino and sale of alcoholic beverages at the Resort.
              (y) Location of Gaming Activities. No gaming activities requiring a Gaming Permit will be maintained at the Resort other than at a location that has obtained all requisite Gaming Permits.
              (z) No Change in Name or Entity. Lessee has not, prior to the date of this Agreement, changed its name, or been the surviving entity of a merger or consolidation.
              (aa) Purchase Price. The fair market value of the items of Equipment accepted on the Advance Date is approximately equal to the invoice cost for the items of Equipment identified in such Advance Request plus the Charges properly attributable thereto.
         SECTION 4.2. Representations and Warranties of Each Lender. Each Lender represents and warrants, severally and only as to itself, to each of the other parties hereto as follows.
              (a) Due Organization, etc. It is duly organized and validly existing under the laws of the jurisdiction of its organization and has the requisite power and authority to enter into and perform its obligations as a Lender under each Operative Document to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection therewith.
              (b) Authorization; No Conflict. The execution and delivery by it of, the consummation by it of the transactions provided for in, and the compliance by it with all the provisions of, each Operative Document to which it is or is to be a party as Lender have been duly authorized by all necessary corporate action on its part; and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it as Lender with any of the terms and provisions thereof (i) requires any approval of its stockholders or approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) contravenes or will contravene any Applicable Law currently in effect applicable to or binding on it (except no representation or warranty is made as to any Applicable Law to which it or the Equipment, directly or indirectly, may be subject because of the lines of business or other activities of Lessee) or (iii) results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement, other material agreement or instrument, corporate charter, bylaws or other agreement or instrument to which it is a party or by which it or its properties may be bound or


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
                                                        PARTICIPATION AGREEMENT
affected.
              (c) ERISA. It is purchasing its interest in the Note with assets that are either (i) not assets of any employee benefit plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code, or (ii) assets of an employee benefit plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code, but for which there is available an exemption from the prohibited transaction rules under Section 406(a) of ERISA and Section 4975 of the Code and such exemption is immediately applicable to each transaction contemplated by the Operative Documents to the extent that any other party to such transaction is a "party in interest" as defined in Section 3(14) of ERISA, or a "disqualified person" as defined in Section 4975(e)(2) of the Code, with respect to such plan assets.
              (d) Investment in Notes. It is acquiring the Note for its own account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and if in the future it should decide to dispose of all or any portion of its interest in its Note or other Operative Documents, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject the issuance or sale of any Note, the Trust Estate (including the Equipment constituting a part thereof), the Collateral or the Lease to the registration requirements of
Section 5 of the Securities Act. Subject to the foregoing, it is understood among the parties that the disposition of each Lender's property shall be at all times within its control.
              (e) Lessor Liens. The Equipment is free and clear of all Lessor Liens attributable to it.
         SECTION 4.3. Representations and warranties of Trust Company. First Security Trust Company of Nevada, in its individual capacity ("Trust Company"), represents and warrants to each of the other parties hereto as follows:
              (a) Chief Executive Office. Trust Company's "chief executive office" and "principal place of business" as such terms are used in Section 9-103(3) of the UCC and the place where the documents, accounts and records relating to the transactions contemplated by the Operative Documents are kept is located at 530 Las Vegas Boulevard South, Las Vegas, Nevada 89109.
              (b) Due Organization, etc. Trust Company is a trust company duly organized and validly existing in good standing under the laws of the State of Nevada and has full power and authority to execute, deliver and perform its obligations (i) in its individual capacity under the Trust Agreement and, to the extent it is a party hereto in its individual capacity, this Agreement, and (ii) as Trustee under the Trust Agreement, under this Agreement and each other Operative Document to which it is or will be a party as Trustee.
              (c) Due Authorization: Enforceability. The Operative Documents to which Trust Company is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by or on behalf of Trust Company (in its individual capacity) and are, or upon execution and delivery by Trust Company will be, legal, valid and binding obligations of Trust Company (in its individual capacity), enforceable against it in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general equitable principles.

                                                        PARTICIPATION AGREEMENT


              (d) No Conflict. The execution and delivery by (i) Trust Company, in its individual capacity, of the Trust Agreement and, to the extent it is a party hereto in its individual capacity, this Agreement, and (ii) Trust Company, in its capacity as Trustee, of each operative Document to which Trustee is or will be a party, are not and will not be, and the performance by Trust Company, in its individual capacity or as Trustee, as the case may be, of its obligations under each are not and will not be inconsistent with the articles of association or bylaws of Trust Company, do not and will not contravene any Applicable Law of the United States of America or the State of Nevada relating to the banking or trust powers of Trust Company, and do not and will not result in a breach of or constitute a default under (with or without the giving of notice or lapse of time or both) any indenture, mortgage, deed of trust, lease, loan or credit agreement or any other agreement or instrument to which Trust Company is a party or by which it or its properties may be bound or affected.
              (e) No Approvals, etc. Neither the execution and delivery by Trustee in its individual capacity or as Trustee, as the case may be, of any of the Operative Documents to which it is a party requires any Governmental Approval by any Governmental Authority under any Applicable Law of the United States of America or the State of Nevada relating to the banking or trust powers of Trust Company.
              (f) Litigation. There is no action, proceeding or investigation pending or threatened against Trust Company (in its individual capacity or as Trustee) which questions the validity of the Operative Documents or which is reasonably likely to result, individually or in the aggregate, in any material adverse effect on the ability of Trust Company (in its individual capacity or as Trustee) to perform its obligations (in either capacity) under the Operative Documents to which it is a party.
              (g) Lessor Liens. The Equipment is free and clear of all Lessor Liens attributable to Trust Company (in its individual capacity).
              (h) Securities Act. Neither Trust Company (in its individual capacity or as Trustee) nor anyone authorized to act on its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Notes, the Equipment or the Lease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned securities or leases, or solicited any offer to acquire any of the aforementioned securities or leases.
         SECTION 4.4. Representations and Warranties of Agent. Agent hereby represents and warrants to each of the other parties hereto as follows.
              (a) Due Organization, etc. Agent is duly organized and validly existing under the laws of the jurisdiction of its organization and has the requisite power and authority to execute, deliver and perform its obligations under the Operative Documents to which it is or will be a party.
              (b) Due Authorization: Enforceability. The Operative Documents to which Agent is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by Agent, and are, or, upon execution and delivery will be, legal, valid and binding obligations of Agent, enforceable against it in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general equitable principles.

                                                      PARTICIPATION AGREEMENT


              (c) No Conflict. Neither the execution and delivery by Agent of the Operative Documents to which it is or will be a party, nor performance of its obligations thereunder, results in a breach of, or constitutes a default under (with or without the giving of notice or lapse of time or both), or violates the terms, conditions or provisions of: (i) the articles of incorporation of Agent; (ii) any agreement, to which Agent is now a party or by which it or its property is bound or affected, where such breach, default or violation would be reasonably likely to materially and adversely affect the ability of Agent to perform its obligations under any Operative Document to which it is or will be a party; or (iii) any Applicable Law of the United States or the State of Delaware, where such conflict, breach, default or violation would be reasonably likely to materially and adversely affect the ability of Agent to perform its obligations under any Operative Document to which it is or will be a party.
              (d) No Approvals, etc. No Governmental Approval by any Governmental Authority under any Applicable Law of the United States of America or the State of Delaware is or will be required in connection with the execution and delivery by Agent of the Operative Documents to which it is party or the performance by Agent of its obligations under such Operative Documents.
ARTICLE V
COVENANTS OF LESSEE AND PARENT
         SECTION 5.1. Further Assurances. Lessee, at its own cost and expense, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as any Lender, Trustee or Agent reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Agreement and the other Operative Documents to which it is a party and the transactions contemplated thereby. Parent, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other documents, to be recorded or filed at such places and times in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested by any Lender, Trustee or Agent in order to establish, preserve, protect and perfect the title of Trustee to the Equipment and Trustee's rights under this Agreement and the other Operative Documents and to perfect, preserve and protect the first and prior Lien of the Security Agreement on the Trust Estate in favor of Agent for the benefit of Lenders.
         SECTION 5.2. Consolidation, Merger, Sale, etc.
              (a) Subject to Section 5.4, Lessee (for purposes of this Section 5.2, Lessee shall be referred to as the "Transferor") shall not consolidate with any Person, merge with or into any Person or convey, transfer or lease to any Person all or substantially all of its assets in any single transaction (or series of related transactions), unless, immediately after giving effect to such transaction, the conditions set forth in clauses (i) through (vii) shall have been satisfied:
              (I) THE PERSON FORMED BY SUCH CONSOLIDATION WITH OR INTO WHICH THE TRANSFEROR SHALL BE MERGED OR THE PERSON WHICH SHALL ACQUIRE BY CONVEYANCE, TRANSFER OR LEASE ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE TRANSFEROR (THE "SURVIVING COMPANY") SHALL BE A CORPORATION THAT IS ORGANIZED UNDER THE LAWS OF THE UNITED STATES OF AMERICA, A STATE THEREOF OR THE DISTRICT OF COLUMBIA;

              (II) THE SURVIVING COMPANY (IF OTHER THAN LESSEE) SHALL EXECUTE AND DELIVER TO EACH OF THE PARTIES HERETO AN AGREEMENT, IN FORM AND SUBSTANCE REASONABLY

                                                         PARTICIPATION AGREEMENT


         SATISFACTORY TO LENDERS, TRUSTEE AND AGENT, CONTAINING THE ASSUMPTION BY THE SURVIVING COMPANY OF THE DUE AND PUNCTUAL PAYMENT, PERFORMANCE AND OBSERVATION OF EACH OBLIGATION COVENANT AND AGREEMENT OF THE TRANSFEROR UNDER THIS AGREEMENT AND EACH OTHER OPERATIVE DOCUMENT TO WHICH, IMMEDIATELY PRIOR TO SUCH TRANSACTION, THE TRANSFEROR WAS A PARTY;

              (III) NO LEASE DEFAULT OR LEASE EVENT OF DEFAULT, SHALL HAVE OCCURRED OR WOULD OCCUR AS A RESULT THEREOF;

              (IV) THE TITLE OF TRUSTEE TO THE EQUIPMENT AND TRUSTEE'S RIGHTS UNDER THIS AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS AND THE FIRST AND PRIOR LIEN GRANTED TO TRUSTEE IN THE LEASE SHALL NOT BE ADVERSELY AFFECTED;

              (V) THE GUARANTY SHALL NOT BE IMPAIRED IN ANY RESPECT;

              (VI) THE SURVIVING COMPANY (IF OTHER THAN LESSEE) SHALL HAVE OBTAINED ALL GAMING PERMITS NECESSARY FOR THE CONTINUED OPERATION OF THE CASINO AND THE RESORT; AND

              (VII) THE TRANSFEROR SHALL HAVE DELIVERED TO LENDERS, TRUSTEE AND AGENT A CERTIFICATE OF A RESPONSIBLE OFFICER OF LESSEE AND AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO EACH SUCH PERSON STATING THAT SUCH TRANSACTION COMPLIES WITH THIS SECTION 5.2(A), THAT ALL CONDITIONS TO THE CONSUMMATION OF SUCH TRANSACTION HAVE BEEN FULFILLED AND THAT ALL GOVERNMENTAL ACTION REQUIRED IN CONNECTION WITH SUCH TRANSACTION HAS BEEN OBTAINED, GIVEN OR MADE.

Upon the consummation of such transaction, the Surviving Company shall succeed to, and be substituted for, and may exercise every right and power of, the Transferor immediately prior to such transaction under this Agreement and each other Operative Document to which the Transferor was a party immediately prior to such transaction, with the same effect as if the Surviving Company had been named herein and therein. Notwithstanding the foregoing provisions of this
Section 5.2, no conveyance, transfer or lease of all or substantially all of the assets of the Transferor shall release Lessee or Guarantor from its respective payment or other obligations under this Agreement or any other Operative Document without the written consent of Trustee, Agent and each Lender.
              (b) Parent shall not consolidate with any Person, merge with or into any Person or convey, transfer or lease to any Person all or substantially all of its assets in any single transaction (or series of related transactions), unless, immediately after giving effect to such transaction, the conditions set forth in clauses (i) through (vi) shall have been satisfied:
              (I) THE PERSON FORMED BY SUCH CONSOLIDATION WITH OR INTO WHICH PARENT SHALL BE MERGED OR THE PERSON WHICH SHALL ACQUIRE BY CONVEYANCE, TRANSFER OR LEASE ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF PARENT (THE "SURVIVING COMPANY"), IF OTHER THAN PARENT IMMEDIATELY PRIOR TO SUCH TRANSACTION, SHALL BE A CORPORATION, PARTNERSHIP, ASSOCIATION OR OTHER BUSINESS ENTITY THAT IS ORGANIZED UNDER THE LAWS OF THE UNITED STATES OF AMERICA, A STATE THEREOF OR THE DISTRICT OF COLUMBIA;

                                                       PARTICIPATION AGREEMENT


              (II) THE SURVIVING COMPANY (IF OTHER THAN PARENT), IMMEDIATELY PRIOR TO SUCH TRANSACTION, SHALL EXECUTE AND DELIVER TO EACH OF THE PARTIES HERETO AN AGREEMENT, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO LENDERS, TRUSTEE AND AGENT, CONTAINING THE ASSUMPTION BY THE SURVIVING COMPANY OF THE DUE AND PUNCTUAL PAYMENT, PERFORMANCE AND OBSERVATION OF EACH OBLIGATION, COVENANT AND AGREEMENT OF PARENT UNDER THIS AGREEMENT AND EACH OTHER OPERATIVE DOCUMENT TO WHICH, IMMEDIATELY PRIOR TO SUCH TRANSACTION, PARENT WAS A PARTY;

              (III) NO LEASE DEFAULT OR LEASE EVENT OF DEFAULT SHALL HAVE OCCURRED OR WOULD OCCUR AS A RESULT THEREOF;

              (IV) THE GUARANTY SHALL NOT BE IMPAIRED IN ANY RESPECT;

              (V) THE SURVIVING COMPANY (IF OTHER THAN PARENT) SHALL HAVE OBTAINED ALL GAMING PERMITS, INCLUDING A FINDING OF SUITABILITY TO OWN CAPITAL STOCK OF LESSEE, AS THEN REQUIRED BY APPLICABLE LAW;

              (VI) PARENT SHALL HAVE DELIVERED TO LENDERS, TRUSTEE AND AGENT A CERTIFICATE OF A RESPONSIBLE OFFICER OF PARENT AND AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO EACH SUCH PERSON STATING THAT SUCH TRANSACTION-COMPLIES WITH THIS SECTION 5.2(B), THAT ALL CONDITIONS TO THE CONSUMMATION OF SUCH TRANSACTION HAVE BEEN FULFILLED AND THAT ALL GOVERNMENTAL ACTION REQUIRED IN CONNECTION WITH SUCH TRANSACTION HAS BEEN OBTAINED, GIVEN OR MADE; AND

              (VII) IMMEDIATELY AFTER THE CONSUMMATION OF SUCH TRANSACTION, NO CHANGE OF CONTROL SHALL HAVE OCCURRED.

Upon the consummation of such transaction, the Surviving Company shall succeed to, and be substituted for, and may exercise every right and power of, Parent immediately prior to such transaction under this Agreement and each other Operative Document to which Parent was a party immediately prior to such transaction, with the same effect as if the Surviving Company had been named herein and therein. Notwithstanding the foregoing provisions of this Section 5.2(b), no conveyance, transfer or lease of all or substantially all of the assets of Parent shall release Lessee from its payment or other obligations under this Agreement or any other Operative Document without the written consent of Trustee, Agent and each Lender.
         SECTION 5.3. Corporate Existence. Subject to Section 5.2, each of Parent and Lessee shall at all times maintain its existence as a corporation in good standing under the laws of its respective jurisdiction of incorporation and shall use commercially reasonable efforts to preserve and keep in full force and effect its franchises material to its business.
         SECTION 5.4. Ownership of Lessee. Parent shall at all times maintain ownership of 100% of the issued and outstanding capital stock of Lessee (including all rights to subscribe for, purchase (including by conversion of any other security) or otherwise acquire any such capital stock), free and clear of all Liens.
         SECTION 5.5. Liens. Neither Lessee nor Parent shall incur or suffer to exist any Lien on any of the Equipment or the Collateral other than Permitted Liens. There is no Permitted Lien of the type described in clause (viii) of the definitions of "Permitted Liens" with respect to the

                                                        PARTICIPATION AGREEMENT


Equipment or the Collateral. Neither Lessee nor Parent shall incur or suffer to exist any Lien, other than a Permitted Lien, or any of its material assets other than the Equipment or the Collateral, which, individually or in the aggregate with other such Liens, is more than $5,000,000.
         SECTION 5.6. Financial Covenant Compliance Certificates.
              (a) Annual Certificate. Within 90 days after the close of each fiscal year, Lessee shall deliver to Trustee, Agent, and each Lender a certificate of Lessee signed by a Responsible Officer of Lessee to the effect that the signer is familiar with or has reviewed the relevant terms of this Agreement, the Lease and each other Operative Document to which Lessee is a party and has made, or caused to be made under his or her supervision, a review of the transactions contemplated hereby and thereby and the condition of the Equipment during the preceding fiscal year, and that such review has not disclosed the existence during such fiscal year of any condition or event which constitutes a Lease Default, a Lease Event of Default or Casualty (except as described therein), nor does the signer have knowledge, after due inquiry, of the existence as at the date of such certificate, of any condition or event which constitutes a Lease Default, a Lease Event of Default or Casualty or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action such Lessee has taken or is taking or proposes to take with respect thereto.
              (b) [not used]
              (c) [not used]
         SECTION 5.7. Investigation by Governmental Authorities. Lessee shall deliver to Trustee, each Lender and to Agent promptly upon Lessee's receiving written notice of the intent by a Governmental Authority to (i) revoke, suspend, enjoin, restrict or modify any Gaming Permit or Liquor Permit necessary for the ownership or operation of the Casino or gaming operations in respect thereof,
(ii) take an action which would constitute a requisition of title to any of the Equipment, (iii) investigate the Equipment for a material violation of any Applicable Law with respect to the Equipment, including any Environmental Law, under which liability may be imposed upon Trustee, any Lender, Agent or Lessee, or (iv) investigate the Equipment (other than routine fire, life safety and similar inspections) for any violation of Applicable Law under which criminal liability may be imposed upon Trustee, any Lender, Agent or Lessee.
         SECTION 5.8. Books and Records. Lessee will, at all times maintain corporate books and records separate from those of any other Person in accordance with GAAP.
         SECTION 5.9. Payment of Taxes, etc. Lessee shall pay and discharge before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property, and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property, other than those arising from Permitted Liens;
         SECTION 5.10. Inspection. Lessee shall permit Agent, Trustee and Lenders or any agents or representatives thereof annually (or upon demand during an Event of Default) to (upon reasonable notice) examine and make copies of and abstracts from the records and books of account of, Lessee (except for any proprietary information which involves trade secrets of Lessee) and to discuss the affairs, finances and accounts of Lessee with any of its officers. Agent, Trustee, Lenders and any agents or representatives thereof shall keep confidential and not disclose any confidential written information received from Lessee in connection with such inspections, subject to Agent's, Trustee's or Lenders', (a) obligation to disclose such information pursuant to an order under Applicable Law and regulations or pursuant to a subpoena or other

                                                         PARTICIPATION AGREEMENT



legal process, (b) right to disclose any such information to its bank examiners, Affiliates, auditors, counsel and other professional advisors but only on a need to know basis in connection with the Operative Documents and only if such Persons are similarly bound in a separate writing to the provisions of this
Section 5.10, (c) right to disclose any such information in connection with any litigation or dispute involving Parent and Lessee or any of its Subsidiaries or Affiliates and (d) right to provide such information to participants to which sales of participating interests are permitted pursuant to this Participation Agreement and prospective assignees to which assignments of interest are permitted pursuant to this Participation Agreement, but only if such participant or prospective assignee agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a "Lender" party hereto. Notwithstanding the foregoing, any such information supplied to a participant or prospective assignee under this Participation Agreement shall cease to be confidential information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge. Lessee shall upon reasonable notice from Agent (except that no notice shall be required if an Event of Default has occurred and is continuing) permit Agent, Trustee and Lenders and their respective authorized representatives to inspect the Equipment during normal business hours, provided that such inspections shall not unreasonably interfere with Lessee's business operations at the Resort. Annual inspections by Agent and all inspections following the occurrence of Event of Default shall be conducted at the cost and expense of Lessee.
         SECTION 5.11. Maintenance of Property, etc. Lessee shall maintain and preserve all material assets used or useful in the conduct of its business in good working order and condition.
         SECTION 5.12. Maintenance of Insurance. Lessee shall maintain insurance coverage covering the Equipment which meets in all respects the requirements of
Article IX of the Lease, and such coverage shall remain in full force and effect. Without limiting the foregoing, Lessee shall carry insurance with reputable insurers, or self-insure, in respect of its material assets, in such manner, in such amounts and against such risks as is customarily maintained by other Persons of similar size engaged in a similar business.
         SECTION 5.13. Change of Name or Principal Place of Business. Lessee shall furnish to Trustee, Agent and Lenders notice on or before the thirtieth day before any relocation of its chief executive office, principal place of business or the office where it keeps its records concerning its accounts or contract rights relating to the Equipment or the Equipment or Lessee changes its name, identity or corporate structure.
         SECTION 5.14. Financial and Other Information. Parent and Lessee shall deliver to Trustee, each Lender and Agent the following financial and other information:
              (a) Audited Statements. As soon as available and in any event within 90 days after the end of each fiscal year of Parent, a consolidated balance sheet of Parent and its consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, cash flows and common shareholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, with such consolidated financial statements audited by independent public accountants of nationally recognized standing acceptable to Agent, which such report shall be without qualifications other than qualifications acceptable to all Lenders, together with a certificate from such accountant to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is

                                                       PARTICIPATION AGREEMENT


continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it.
              (b) Quarterly Statements. As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of Parent, the consolidated balance sheet of Parent and its consolidated Subsidiaries as of the end of such quarter and the related consolidated statement of operations and cash flows of Parent and its consolidated Subsidiaries for the portion of Parent's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter of, and the corresponding portion of Parent's preceding fiscal year, all certified (subject, in the case of such quarterly financial statements, to normal year-end auditing adjustments) by the chief financial officer of Parent as to fairness of presentation and preparation in accordance with GAAP applied on a basis consistent with those used in preparing the financial statements referred to in Section 5.14(a) (subject to such changes in accounting principles as shall be described in such certificate and shall have been approved in writing attached to such certificate by Parent's independent accountants).
              (c) Pension Plan. If and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution due any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of Parent setting forth details as to such occurrence and action, if any, which Parent or applicable member of the ERISA Group is required or proposes to take.
              (d) Default. As soon as possible and in any event within three Business Days after the occurrence of each Default or Event of Default under any Operative Document a statement of an officer of Parent setting forth details of such Default or Event of Default and the action that Parent proposes to take with respect thereto.
              (e) Condition. Promptly upon becoming aware thereof, written notice of any Material Adverse Effect.
              (f) Proceedings. Promptly upon becoming aware thereof, written notice of the commencement or existence of any proceeding against Parent or any Affiliate of Parent by or before any Governmental Authority that might, in the reasonable judgment of Parent, result in a Material Adverse Effect.

                                                         PARTICIPATION AGREEMENT

              (g) Environmental. As soon as possible and in any event within 10 days after the occurrence of any Environmental Violation or alleged Environmental Violation, a statement of an authorized officer setting forth the details of such violation or alleged violation and the action which Parent proposes to take with respect thereto.
              (h) Security Reports. As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Parent, Form 10Qs of Parent shall have been delivered to Trustee (with copies for each Lender) and within 90 days after the end of each fiscal year of Parent, Form 10K of Parent shall have been delivered to Trustee (with copies for each Lender).
              (i) Annual Projections. As soon as possible and in any event no later than 45 days after the commencement of each calendar year of Parent, financial projections of Parent and its Subsidiaries for such calendar year setting forth, in reasonable detail, a statement, on a monthly basis, of the projected consolidated expenses and cash flows of Parent and its Subsidiaries.
              (j) Other Information. Promptly upon written request therefore, any other information in respect of Parent or Lessee reasonably requested by Agent.
         SECTION 5.15. Securities. Neither Lessee nor Parent, nor anyone authorized to act on behalf of either of them, will take any action which would subject the issuance or sale of the Notes, the Equipment or the Lease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned securities or leases to the registration requirements of Section 5 of the Securities Act or any state securities laws.


                                   ARTICLE VI

                        COVENANTS OF TRUSTEE AND LENDERS
         SECTION 6.1. Covenants of Trustee and Lenders.
              (a) Discharge of Liens. Each of Lenders and Trustee covenants as to itself, and not jointly with any other Lender, that it will not, directly or indirectly, create, incur, assume or permit to exist at any time, and will, at its own cost and expense, take such. action as may be necessary to promptly discharge, or to cause to be discharged, any Lessor Liens attributable to it, and will indemnify the Trust Estate in the amount of any diminution of the value thereof and any costs and expenses associated therewith as a result of its failure to comply with its obligations under this Section 6.1(a). Notwithstanding the foregoing, none of Lenders or Trustee, as the case may be, shall be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any risk of invalidity or the loss of priority of the Lien of the Security Agreement or any risk of the sale, forfeiture, foreclosure or loss of, and shall not interfere with the use or disposition of, any part of the Equipment, the Lease or the Trust Estate or title thereto or any interest therein or the payment of Rent; provided, however, that each Lender and Trustee shall discharge any such Lessor Lien, whether or not subject to contest as provided above, upon the purchase of the Equipment by Lessee pursuant to the Lease.
              (b) Trust Agreement. Without prejudice to any right under the Trust Agreement of Trustee to resign, or Lenders' right under the Trust Agreement to remove Trustee, Trustee hereby agrees with Lessee, Lenders and Agent (i) not to terminate or revoke the trust

                                                         PARTICIPATION AGREEMENT


created by the Trust Agreement except as permitted by Article IV of the Trust Agreement prior to the later of the Lease Termination Date or the payment in full of the obligations under the Notes, (ii) not to amend, supplement or otherwise modify or consent to any amendment, supplement or modification of any provision of the Trust Agreement prior to the Lease Termination Date in any manner which would have a Material Adverse Effect on the rights of any such party thereto, and (iii) to comply with all of the terms of the Trust Agreement applicable to it except for such nonperformance which would adversely affect such party.
              (c) Successor Trustee. Trustee or any successor may resign or be removed by Lenders as Trustee, a successor Trustee may be appointed, and a corporation may become Trustee under the Trust Agreement, only in accordance with the provisions of Article III of the Trust Agreement. Notwithstanding anything to the contrary contained in this Agreement or the Trust Agreement, so long as no Default or Event of Default shall be continuing, the appointment of a successor Trustee shall be subject to the consent of Lessee (such consent is not to be unreasonably withheld or delayed). In addition, so long as there exists no Default or Event of Default, Lessee or Parent may request Agent to remove Trustee in accordance with Section 3.10 of the Trust Agreement. Upon receipt of such request, Agent shall survey the Required Lenders to determine whether to proceed to remove Trustee. If the Required Lenders consent to such removal, Trustee shall be removed in accordance with Section 3.10 of the Trust Agreement.
              (d) Indebtedness; Other Business. Trustee on behalf of the Trust shall not contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Documents and, for the benefit of Lessee, Agent and Lenders, agrees to be bound by Section 1.2(b) of the Trust Agreement.
              (e) Change of Principal Place of Business. Trustee shall give prompt notice to Lenders, Lessee and Agent if Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Equipment or the transactions contemplated by the Operative Documents are kept, shall cease to be located at 530 Las Vegas Boulevard South, Las Vegas, Nevada 89101, or if it shall change its name, identity or corporate structure.
              (f) Loan Agreement. Trustee, Agent, Lessee, and each Lender hereby agrees that, so long as the Lease is in effect, Trustee shall not consent to or permit any amendment of the terms and provisions of the Loan Agreement or any Note, whether or not any Lease Event of Default shall have occurred and be continuing, if any such amendment or action would have the effect of increasing the obligations of Lessee or decreasing the rights of Lessee, in each case without the prior written consent of Lessee, except that without such consent, Trustee may waive performance by Agent of obligations to Trustee the non-performance of which does not adversely affect Lessee. Each Lender agrees to comply with Section 7.7 of the Loan Agreement.
              (g) Funding. Trustee shall give prompt notice to Lenders, Lessee and Agent in the event any Lender does not fund the full amount to be funded by such Lender on the Advance Date as described in Article II.
              (h) Lease Financing Party Removal. If any of the Lessor, Trustee, Lenders or Agent (and any successors thereto) (each, a "Lease Financing Party") is found by any Gaming Authority to be unsuitable or unqualified for any license, registration, approval or finding of suitability to serve as Lessor, Trustee, Lender or Agent, or otherwise to be associated with Lessee or any Guarantor, or the Board of Directors of Parent determines in its reasonable judgment that such Lease Financing Party's continued association with Lessee or the Guarantor may result in

                                                         PARTICIPATION AGREEMENT


(i) the disapproval, modification, or non-renewal of any contract under which Parent or any Subsidiary thereof has sole or shared authority to manage any gaming operations, or (ii) the loss or non-reinstatement of any license, registration, approval, finding of suitability or franchise from any Gaming Authority held by Parent or any Subsidiary thereof to conduct any portion of the business of Parent or any Subsidiary thereof, such Lease Financing Party agrees, upon receiving payment in cash in full of all outstanding principal amounts, accrued interest, fees and all other amounts payable to it under the Operative Documents, to cooperate with Parent with respect to the assignment, sale or transfer of such Lease Financing Party's interest in the Operative Documents as Lessor, Trustee, Lender or Agent, as appropriate, to a suitable party and complete such assignment, sale or transfer within 30 days of a request by Parent to do so (or such lesser period of time as required by any Gaming Authority).
         (i) Filings and Recordings. Agent, Lenders and Trustee shall amend the UCC Financing Statements filed pursuant to Section 3.1(f) to more clearly identify the items of Equipment securing the obligations created under the Lease and other Operative Documents if (A) Lessee proposes to do another secured financing secured by similar type or types of Equipment and (B) Lessee requests in writing of Agent, Lenders and Trustee that the description of the similar items of Equipment in the UCC Financing Statements, when it is practical to do so, be modified so that only items of Equipment subject to the Lease are covered by such UCC Financing Statements. When it is impractical to further identify the items of Equipment described in the UCC Financing Statements, the parties hereto will be under no obligation to modify such financing statements, although Lessee may propose, at its expense, that Agent, Trustee and Lenders enter into an intercreditor agreement or similar instrument with the proposed new secured creditor or creditors to facilitate the proposed secured financing.
         SECTION 6.2. Restrictions On and Effect of Transfer. No Lender shall assign and delegate all or any portion of its right, title or interest in, to or under any of the Operative Documents, its Commitment, the Loans or any Note, except (x) that any Lender may pledge, assign or grant a security interest in its interest to any Federal Reserve Board or any other central bank authority with respect to such Lender, (y) upon satisfaction of the conditions set forth in clauses (a) through (d) of this Section 6.2 any Lender may transfer all or any ratable portion of its interest to an Affiliate or to any other existing Lender or any Affiliate of such Lender and, upon compliance with any applicable provisions of Section 6.3(a), may sell, assign or otherwise transfer a participation in its interest in any of the foregoing; provided, that no Participating Entity (as hereinafter defined) shall become, by means of such transfer, a Lender under the Operative Documents, and Lessee shall be entitled to continue to deal for all purposes under the Operative Documents exclusively with Lender who has transferred such participation, and (z) any Lender may assign and delegate any ratable portion or all of such right, title and interest upon the satisfaction of each of the following conditions (which conditions will not be applicable to a transfer pursuant to clause (x) or (y) of this Section 6.2):
              (a) Required Notice and Effective Date. Any Lender desiring to effect a transfer of its interest shall give written notice of each such proposed transfer to Parent, Lessee and Agent at least three Business Days prior to such proposed transfer, setting forth the name of such proposed transferee, the percentage of interest to be retained by such Lender, if any, and the date on which such transfer is proposed to become effective. All reasonable out-of-pocket costs incurred by Trustee or Agent in connection with any such disposition by a Lender under this Section 6.2 shall be borne by such Lender. In the event of a transfer under this Section 6.2, any

                                                         PARTICIPATION AGREEMENT


expenses incurred by the transferee in connection with its review of the Operative Documents and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Lender, as they may determine, but shall not be considered costs and expenses which Lessee is obligated to pay or reimburse under Section 9.8.
              (b) Assumption of Obligations. Any transferee pursuant to this
Section 6.2 shall have executed and delivered to Agent and Trust Company a letter in substantially the form of the Investor's Letter attached hereto as Exhibit K, and thereupon the obligations of the transferring Lender under the Operative Documents shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, (i) the transferring Lender shall still be entitled to the benefit of Article VII, and (ii) the transferee shall be deemed to be bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Operative Documents to which its transferor was a party, shall be deemed the pertinent "Lender" for all purposes of the Operative Documents and shall be deemed to have made that portion of the payments pursuant to this Agreement previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Documents to the pertinent "Lender" shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, Schedules I, II, and III to this Agreement, as applicable, shall be deemed to be revised to reflect the relevant information for such new Lender and the Commitment of such new Lender (and the revised Commitment of the transferor Lender if it shall not have transferred its entire interest).
              (c) Employee Benefit Plans. No Lender may make any such assignment, conveyance or transfer to or in connection with any arrangement or understanding in any way involving any employee benefit plan (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such plan (or its related trust), within the meaning of Section 4975(e)(1) of the Code (other than a governmental plan, as defined in Section 3(32) of ERISA), with respect to which Lessee or such Lender or any of their Affiliates is a "party in interest" within the meaning of ERISA Section 3(14) or a "disqualified person" within the meaning of Section 4975(e)(2) of the Code.
              (d) Representations and Warranties. Notwithstanding anything to the contrary set forth above, no Lender may assign, convey or transfer its interest to any Person unless such Person shall have delivered to Agent and Lessee a certificate confirming the accuracy of the representations and warranties set forth in Section 4.3 with respect to such Person (other than as such representation or warranty relates to the execution and delivery of Operative Documents).
              (e) Amounts. Any transfer of Notes shall be in a principal amount which is equal to or greater than $1,000,000, or, if less, the full amount of such Lender's Loan or Commitment.
              (f) Effect. From and after any transfer of its Notes, the transferring Lender shall be released, to the extent assumed by the transferee, from its liability and obligations hereunder and under the other Operative Documents relating to the Equipment to which such transferor is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by a Lender as above provided, any such transferee shall be deemed a "Lender" for all purposes of such documents and each reference herein to a Lender shall thereafter be deemed a reference to such transferee for all purposes, except as the context may otherwise require.

                                                        PARTICIPATION AGREEMENT

Notwithstanding any transfer pursuant to this Section 6.2, the transferor shall continue to be entitled to all benefits accrued and all rights vested prior to such transfer, including rights to indemnification under this Agreement or any other Operative Document.
     SECTION 6.3.  Participations.
          (a) Participations. Each Lender covenants and agrees that it will not grant participations in its Notes to any Person (a "Participating Entity") unless such Person (i) is a bank or other financial institution or finance company and (ii) represents and warrants, in writing, to such Lender for the benefit of Lenders and Lessee that no part of the funds used by it to acquire an interest in the Notes constitutes assets of any Employee Benefit Plan or its related trust. Any such transferor Lender shall require any transferee of its interest in the Notes to make the representations and warranties set forth in the preceding sentence, in writing, to such Person for its benefit and the benefit of Lenders and Lessee. In the event of any such sale by a Lender of a participating interest to a Participating Entity such Lender's obligations under this Agreement and under the other Operative Documents shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Note for all purposes under this Agreement and under the other Operative Documents, and Trustee, Agent and, except as set forth in Section 6.3(b), Lessee shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and under the other Operative Documents, and such Lender shall retain the sole right to enforce the obligations of Lessee and Guarantor under the Operative Documents and to approve any amendment, modification or waiver of any provision of any Operative Document. Any Lender selling a participation shall give notice thereof to Lessee and Parent within ten (10) Business Days after such sale.
          (b) Transferee Indemnities. Each Participating Entity shall be entitled to the benefits of Sections 2.9, 2.10, 2.11 and 2.12 of the Loan Agreement and Articles VII and VIII with respect to its participation in the Notes outstanding from time to time; provided, that no Participating Entity in respect of its participation shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation in the Notes transferred by such transferor Lender to such Participating Entity had no such transfer of a participation occurred.
     SECTION 6.4. Required Transfers. If at any time during the Lease Term any Lender shall request from Trustee or Lessee reimbursement for any costs pursuant to Section 2.09, 2.10 or 2.11 of the Loan Agreement (which cost Lessee is obligated to pay as Supplemental Rent under Section 3.2 of the Lease), such Lender shall, upon request of Lessee or Agent, attempt in good faith to promptly sell to a Person who would qualify under Section 6.3(a) the Notes held by such Lender, the Commitment of such Lender and any other interests of such Lender hereunder and under the other Operative Documents, in accordance with this
Section 6.4, in exchange for an amount equal to the outstanding principal amount of such Lender's Notes together with all interest accrued thereon and unpaid to the date of such purchase and all other amounts then due and payable hereunder or under the other Operative Documents to such Lender (including any requested reimbursement amounts).
                                   ARTICLE VII

                                GENERAL INDEMNITY
     SECTION 7.1. General Indemnification. Lessee and Parent agree, whether or not any of

                                                         PARTICIPATION AGREEMENT

the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee on an After-Tax Basis from and against any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Lease Termination Date, in any way relating to or arising out of (a) any of the Operative Documents or any of the transactions contemplated thereby or any investigation, litigation or proceeding in connection therewith, and any amendment, modification or waiver in respect thereof; or (b) the Resort or any part thereof or interest therein; or (c) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale (including any transfer pursuant to Section 5.2 of the Lease or any sale pursuant to Section 5.1 of the Lease), return or other disposition of all or any part of any interest in the Equipment or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including: (i) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), (ii) latent or other defects, whether or not discoverable, and (iii) any Claim for patent, trademark or copyright infringement; or (d) any activity, occurrence or condition that violates or results in non-compliance with any Environmental Law arising out of or in any way relating to the Resort or any part thereof or interest therein; (e) the offer, issuance, sale or delivery of the Notes; (f) the breach or alleged breach by Lessee of any representation or warranty made by it or deemed made by it in any Operative Document; (g) the transactions contemplated hereby or by any other Operative Document (except for any violation of Section 4.2(c)), in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in
Section 4975(c) of the Code or (h) any other agreement entered into or assumed by Lessee in connection with the Equipment; provided, however, that neither Parent not Lessee shall be required to indemnify under this Section 7.1 for any of the following: (1) as to an Indemnitee, any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or, if such Indemnitee is Trust Company, ordinary negligence for the handling of funds (other than willful misconduct or gross negligence imputed to such Indemnitee by reason of its participation in the transactions contemplated hereby) or the breach by such Indemnitee of any representation, warranty or covenant of such Indemnitee set forth in any Operative Document, (2) as to an Indemnitee, any Claim resulting from a transfer by such Indemnitee of all or any part of its interest in the Lease, the other Operative Documents or the Equipment, other than any such transfer either required by the Lease (including a transfer as a result of a Casualty or a transfer pursuant to Section 5.1 or 5.2 of the Lease) or any other Operative Document or while a Lease Event of Default shall have occurred and be continuing, (3) any Claims in respect of Taxes (such Claims to be subject to Article VIII, other than a payment necessary to make payments under this Section 7.1 on an After-Tax Basis, provided, that this exclusion does not apply to any taxes or penalties included in Claims against which the Indemnitee is provided an indemnification under subsection (f) of this Section
7.1 and (4) as to an Indemnitee, any Claim resulting from Lessor Liens which such Indemnitee is responsible for discharging under the Operative Documents. Lessee shall be entitled to credit against any payments due under this

                                                         PARTICIPATION AGREEMENT

Section 7.1 any insurance recoveries received by an Indemnitee in respect of the related Claim under or from insurance paid for by Lessee or assigned to Trustee by Lessee.
     If Lessee shall obtain actual knowledge of any Claim indemnified against under this Section 7.1, Lessee shall give prompt notice thereof to the appropriate Indemnitee or Indemnitees, and if any Indemnitee shall obtain actual knowledge of any Claim indemnified under this Section 7.1, such Indemnitee shall give prompt notice thereof to Lessee, provided that failure to so notify Lessee shall release Lessee from its obligations to indemnify hereunder only if and to the extent that such failure results in a forfeiture by Lessee of substantive rights and defenses. With respect to any amount that Lessee is requested by an Indemnitee to pay by reason of this Section 7.1, such Indemnitee shall, if so requested by Lessee and prior to any payment, submit such additional information to Lessee as Lessee may reasonably request and which is reasonably available to such Indemnitee to substantiate properly the requested payment.
     In case any action, suit or proceeding shall be brought against any Indemnitee for which the Indemnitee is indemnified under this Section 7.1, such Indemnitee shall notify Lessee of the commencement thereof, and Lessee shall be entitled, at its expense, acting through counsel reasonably acceptable to such Indemnitee, to participate in, and, to the extent that Lessee desires to, assume and control the defense thereof; provided, however, that Lessee shall have acknowledged in writing its obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding; and provided, further, that Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x)(i) such action, suit or proceeding involves any risk of imposition of criminal liability or (ii) such action, suit or proceeding involves any material risk of material civil liability on such Indemnitee or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Equipment, the Trust Estate or any part thereof, unless, in the case of this clause (x)(ii), Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (y) the control of such action, suit or proceeding would involve a bona fide conflict of interest, (B) such proceeding involves Claims not fully indemnified by Lessee which Lessee and the Indemnitee have been unable to sever from the indemnified Claim(s), (C) a Default or a Lease Event of Default has occurred and is continuing or (D) such action, suit or proceeding involves matters which extend beyond or are unrelated to the transactions contemplated by the Operative Documents and if determined adversely could be materially detrimental to the interests of such Indemnitee notwithstanding indemnification by Lessee. Indemnitee, on the one hand, and Lessee and Parent, on the other hand, may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by each other in accordance with the foregoing.
     Each Indemnitee shall at Lessee's expense supply Lessee with such information and documents reasonably requested by Lessee as are necessary or advisable for Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 7.1. Unless a Lease Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 7.1 the prior written consent of Lessee, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified under this Section 7.1 with respect to such Claim. In addition, if an Indemnitee, in violation of

                                                         PARTICIPATION AGREEMENT

Lessee's right to assume and control the defense of any Claim, refuses to permit Lessee to control the defense, such Indemnitee waives its right to be indemnified under Section 7.1 with respect to such Claim.
     Upon payment in full of any Claim by Lessee pursuant to this Section 7.1 to or on behalf of an Indemnitee, Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with Lessee and give such further assurances as are necessary or advisable to enable Lessee vigorously to pursue such claims.
     Any amount payable to an Indemnitee pursuant to this Section 7.1 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing the basis for such indemnity and the computation of the amount so payable and, if requested by Lessee, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to Lessee and the Indemnitee at Lessee's expense.
                                  ARTICLE VIII

                              GENERAL TAX INDEMNITY

     SECTION 8.1. General Tax Indemnity. Except as otherwise provided in this
Section 8.1, Lessee shall pay on an After-Tax Basis, and on written demand shall indemnify and hold each Indemnitee harmless from and against, any and all fees (including documentation, recording, license and registration fees), taxes (including income (whether net, gross or adjusted gross, whether domestic or foreign), gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "Taxes" and individually as a "Tax") imposed on or with respect to any Indemnitee, the Equipment or any portion thereof, any Operative Document or Lessee or any sublessee or user of the Equipment, by any foreign authority, the United States or by any state or local government or other taxing authority in the United States in connection with or in any way relating to (i) the acquisition, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale, return or other application or disposition of all or any part of the Equipment or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Rent or the receipts or earnings arising from or received with respect to the Equipment or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes, or any other Operative Documents, the property or the income or other proceeds with respect to the property held in the Trust Estate, (iv) the Equipment or any part thereof or any interest therein, (v) all or any of the Operative Documents, any other documents contemplated thereby and any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents;

                                                         PARTICIPATION AGREEMENT

provided, that Lessee's indemnification obligation hereunder in respect of any Tax shall be net of any foreign, federal, state or local income tax benefits which are recognized by the relevant Tax Indemnitee as a result of the imposition of such Tax).
     SECTION 8.2. Exclusions from General Tax Indemnity. Section 8.1 shall not apply to:
          (a) Taxes on, based on, or measured by or with respect to the net income of an Indemnitee (including minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than
(A) any such Taxes that are, or are in the nature of, sales, use, rental (other than Taxes imposed on net rental income) or property Taxes, (B) withholding Taxes imposed by the United States or Nevada (I) on payments with respect to the Notes, or (II) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Notes and (C) any such Taxes imposed on such Indemnitee by any state (other than Nevada) or local taxing authority in such state to the extent such Taxes are imposed as a result of Lessee moving the Equipment or any part thereof to such state;
          (b) Taxes that are based on, measured by or imposed with respect to the fees or other compensation received by a Person acting as Trustee or Agent (in their respective individual capacities) or any Affiliate of any thereof for acting as trustees under the Trust Agreement or the Loan Agreement, respectively;
          (c) Taxes that result from any act, event or omission, or are attributable to any period of time, that occurs after the earliest of (A) the expiration of the Lease Term with respect to the Equipment and, if the Equipment is required to be returned to Trustee in accordance with the Lease, such return and (B) the discharge in full of Lessee's obligations to pay the Lease Balance, or any amount determined by reference thereto, with respect to the Equipment and all other amounts due under the Lease and other Operative Documents, unless such Taxes (and interest, penalties and late charges related thereto) relate to acts, events or matters occurring prior to the earliest of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge; or
          (d) Taxes imposed on an Indemnitee that result from any voluntary sale, assignment, transfer or other disposition by such Indemnitee or any related Indemnitee of any interest in the Equipment or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents or any Notes, or from any sale, assignment, transfer or other disposition of any interest in such Indemnitee or any related Indemnitee, it being understood that each of the following shall not be considered a voluntary sale: (A) any substitution, replacement or removal of any of the Equipment by Lessee shall not be treated as a voluntary action of any Tax Indemnitee, (B) any sale or transfer resulting from the exercise by Lessee of any early termination option, (C) any transfer under Section 5.2 of the Lease and (D) any sale or transfer while a Lease Event of Default shall have occurred and be continuing under the Lease.
     SECTION 8.3. Contests. If any Claim shall be made against any Indemnitee or if any proceeding shall be commenced against any Indemnitee (including a written notice of such proceeding) for any Taxes as to which Lessee may have an indemnity obligation pursuant to Section 8.2, or if any Indemnitee shall determine that any Taxes as to which Lessee may have an indemnity obligation pursuant to Section 8.2 may be payable, such Indemnitee shall promptly notify Lessee. Lessee shall be entitled, at its expense, acting through counsel reasonably acceptable to such Indemnitee, to participate in, and, to the extent that Lessee desires to, assume and control the defense thereof; provided, however, that Lessee shall have acknowledged in writing its obligation to indemnify fully such Indemnitee in respect of such action, suit or proceeding; and, provided, further, that Lessee shall not be entitled to assume

                                                         PARTICIPATION AGREEMENT

and control the defense of any such action, suit or proceeding if and to the extent that (A) Lessee is not able to provide such Indemnitee with a legal opinion of counsel reasonably acceptable to such Indemnitee that such action, suit or proceeding does not involve (x) a risk of imposition of criminal liability or (y) any material risk of material civil liability on such Indemnitee and will not involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Equipment, the Trust Estate or any part thereof, unless, in the case of this clause (y), Lessee contemporaneously with such opinion shall have posted a bond or other security satisfactory to the relevant Indemnitee in respect to such risk, (B) the control of such action, suit or proceeding would involve a bona fide conflict of interest, (C) such proceeding involves Claims not fully indemnified by Lessee which Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), (D) a Lease Event of Default has occurred and is continuing or (E) such action, suit or proceeding involves matters which extend beyond or are unrelated to the transaction contemplated by the Operative Documents and if determined adversely could be materially detrimental to the interests of such Indemnitee notwithstanding indemnification by Lessee. Indemnitee, on the one hand, and Lessee and Parent, on the other hand, may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by each other in accordance with the foregoing.
     Each Indemnitee shall at Lessee's expense supply Lessee with such information and documents reasonably requested by Lessee as are necessary or advisable for Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 8.3. Unless a Lease Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 8.3 without the prior written consent of Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under this Section a.3 with respect to such Claim. In addition, if an Indemnitee, in violation of Lessee's right to assume and control the defense of any Claim, refuses to permit Lessee to control the defense, such Indemnitee waives its right to be indemnified under Section 8.1 with respect to such Claim.
     Notwithstanding anything contained herein to the contrary, an Indemnitee will not be required to contest (and Lessee shall not be permitted to contest)
(a) a Claim with respect to the imposition of any Tax if such Indemnitee shall waive its right to indemnification under this Section 8.3 with respect to such claim (and any related claim with respect to other taxable years the contest of which is precluded or otherwise adversely affected as a result of such waiver) and (b) any Claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely. Each Indemnitee and Lessee shall consult in good faith with each other concerning each step and decision regarding the conduct of such contest controlled by either, including the forum in which the claim is most likely to be favorably resolved.
     SECTION 8.4. Payments. Any Tax indemnifiable under this Article VIII shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to an Indemnitee pursuant to Section 8.1 shall be paid within 30 days after receipt of a written demand therefor from such Indemnitee accompanied by a written

                                                         PARTICIPATION AGREEMENT

statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to Section
8.1 directly to the Indemnitee entitled thereto or Lessee, as the case may be, shall be made in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Agreement. Upon the request of any Indemnitee with respect to a Tax that Lessee is required to pay, Lessee shall furnish to such Indemnitee the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Indemnitee.
     SECTION 8.5. Reports. If any report, return or statement is required to be filed with respect to any Taxes that are subject to indemnification under this
Article VIII, Lessee shall, if Lessee is permitted by Applicable Law, timely prepare and file such report, return or statement; provided, however, that if Lessee is not permitted by Applicable Law to file any such report Lessee will promptly so notify the appropriate Indemnitee, in which case the Indemnitee will file any such report after preparation thereof by Lessee.
     SECTION 8.6. Withholding Tax Exemption. At least 10 Business Days prior to the first date on which any payment is due under any Note for the account of any Lender, which is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of U.S. withholding tax under Section 1441 or 1442 of the Code, such Lender agrees that it will have delivered to each of Lessee, Trustee and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under the Operative Documents without deduction or withholding of any United States Federal income taxes in accordance with Section 7.10 of the Loan Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS
     SECTION 9.1. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery and the termination or expiration of this Agreement and any of the Operative Documents, the transfer of the Equipment to or by Trustee as provided herein or in any other Operative Documents, any disposition of any interest of Trustee in the Equipment, the purchase and sale of the Notes, payment therefor and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.
     SECTION 9.2. No Broker. etc. Neither Lessee nor Parent has incurred any fees or commissions to which Trustee, Agent or any Lender might be subjected by virtue of their entering into the transactions contemplated by this Agreement. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.
     SECTION 9.3. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been given (i) in the case of notice by letter, the earlier of when delivered to the addressee

                                                         PARTICIPATION AGREEMENT

by hand or courier if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter or on the fourth Business Day after depositing the same in the mails, registered or certified mail, postage prepaid, return receipt requested, and (ii) in the case of notice by facsimile or bank wire, when receipt is confirmed if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter, addressed as provided in Schedule III, or to such other address as any of the parties hereto may designate by written notice.
     SECTION 9.4. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.
     SECTION 9.5. Amendments. Neither this Agreement nor any of the other Operative Documents nor any of the terms hereof or thereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought and consented to by the Required Lenders; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to Trustee, Lessee and Agent. Trustee and Lessee shall not be permitted to amend, modify or supplement the Lease without the written consent of the Required Lenders; provided, that without the prior written consent of each Lender, Trustee shall not:
          (a) modify any of the provisions of this Section 9.5, change the definition of "Required Lenders," or modify or waive any provision of any Operative Document requiring action by any of the foregoing, or release any Collateral (except as otherwise specifically provided in any Operative Document);
          (b) reduce the amount or change the time of payment of any amount of principal owing or payable under any Note or interest owing or payable on any Note, reduce the amount or change the time of payment of any fee, or modify any of the provisions of Section 2.2 of the Trust Agreement;
          (c) modify, amend, waive or supplement any of the provisions of Sections 3.1, 3.2, 3.4, 4, 5.1, 5.2, Article VII and Article X of the Lease;
          (d) reduce, modify, amend or waive any indemnities in favor of any Lender;
          (e) reduce the amount or change the time of payment of Rent or the Lease Balance, or reduce the amount or change the time of payment of any such payment under any Guaranty with respect to any such payment;
          (f) consent to any assignment of Lease releasing Lessee from its obligations to pay Rent or the Lease Balance or changing the absolute and unconditional character of such obligations;
          (g) modify, amend, waive or supplement the Guaranty, or consent to any amendment thereof or release any of the guarantees of any Guarantor; or
          (h) permit the creation of any Lien on the Trust Estate or any part thereof except as contemplated by the Operative Documents, or deprive any Lender of the benefit of the security interest and Lien secured by the Trust Estate.
     In any of the foregoing cases in which the prior written consent of each Lender is required, if the Required Lenders are willing to give their consent but any of the other Lenders is not willing to give its consent, the Required Lenders may purchase the Note(s), of such other Lender(s) for the principal balance thereof plus any accrued interest thereon, upon three Business

                                                         PARTICIPATION AGREEMENT

Days' prior written notice.
     SECTION 9.6. Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.
     SECTION 9.7. Governing Law. THIS AGREEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE. EXCEPT TO THE EXTENT THAT THE EXERCISE OF CERTAIN RIGHTS OR REMEDIES HEREUNDER OR UNDER THE OTHER OPERATIVE DOCUMENTS MAY REQUIRE COMPLIANCE WITH THE GAMING LAWS.
     SECTION 9.8. Transaction Costs. Lessee shall pay all Transaction Costs whether or not the transactions contemplated hereby are consummated. In addition, Lessee agrees to pay or reimburse the Indemnitees on demand for all other out-of-pocket costs and expenses, including attorneys' fees, reasonably incurred in connection with: (a) entering into, or the giving or withholding of, any future amendments, supplements, waivers or consents with respect to the Operative Documents; (b) any Casualty or termination of the Lease or any other Operative Documents; (c) the negotiation and documentation of any restructuring or "workout," whether or not consummated, of any Operative Document; (d) the enforcement or attempted enforcement, or preservation of any rights or remedies under the Operative Documents; and (e) any transfer by an Indemnitee of any interest in the Loan or the Notes during the continuance of an Event of Default.
     SECTION 9.9. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     SECTION 9.10. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
     SECTION 9.11. Final Agreement. THIS AGREEMENT, TOGETHER WITH THE OPERATIVE DOCUMENTS, REPRESENT THE ENTIRE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY AND THE OTHER OPERATIVE DOCUMENTS. THIS AGREEMENT CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     SECTION 9.12. No Third Party Beneficiaries. Nothing in this Agreement or the other Operative Documents shall be deemed to create any right in any Person not a party hereto or thereto (other than the permitted successors and assigns of Lessee and Parent), and such agreements shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party except as aforesaid.
     SECTION 9.13. Release of Lien. Each Lender hereby instructs Trustee to release, and

                                                         PARTICIPATION AGREEMENT

Agent shall also release, the Liens created by the Lease and Security Documents, respectively, against the Equipment promptly upon Lessee's payment in full in immediately available funds of the Lease Balance and of all other amounts then due and owing under the Operative Documents. Each Lender, at the expense of Lessee, will promptly and duly execute and deliver all documents and take such further action as may be necessary to release, in accordance with the preceding paragraph, the Liens, including if requested by Lessee the recording or filing of any document evidencing the release of such Liens in accordance with the laws of the appropriate jurisdictions.
     SECTION 9.14. Reproduction of Documents. This Agreement, all documents constituting Schedules or Exhibits hereto, and all documents relating hereto received by a party hereto, including: (a) consents, waivers and modifications that may hereafter be executed; (b) documents received by Lessor in connection with Lessor's receipt and/or acquisition of the Equipment; and (c) financial statements, certificates, and other information previously or hereafter furnished to Lessor may be reproduced by Lessor by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each of Lenders agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Lessor in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence; provided, however, that no such reproduction shall be presented or accepted in lieu of the original of such reproduction for purposes of Article 9 of the U.C.C. or any other applicable laws regarding chattel paper.
     SECTION 9.15. Submission to Jurisdiction. Lessor may bring suit to enforce any claim arising out of the Operative Documents in any state or federal court located in San Francisco, California having subject matter jurisdiction with respect to any such claim. Each of Lessee and each Guarantor hereby irrevocably:
(a) submits to the jurisdiction of such courts; and (b) consents to the service of process out of said courts by mailing a copy thereof, by registered mail, postage prepaid, to Lessee or any Guarantor at their respective addresses specified in this Agreement, and agrees that such service, to the fullest extent permitted by law: (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding; and (ii) shall be taken and held to be valid personal service upon and personal delivery to it. Each of Lessee and any Guarantor irrevocably waives, to the fullest extent permitted by law: (A) any claim, or any objection, that it now or hereafter may have, that venue is not proper with respect to any such suit, action or proceeding brought in such a court located in San Francisco, California including any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum; and (B) any claim that either Lessee or Guarantor is not subject to personal jurisdiction or service of process in such forum. Nothing herein contained shall preclude any Lender from bringing an action or proceeding in respect hereof in any other state or federal court within the United States having subject matter jurisdiction with respect to such action and personal jurisdiction over the parties to such action. Lessee and each Guarantor agree that a final judgment in any action or proceeding in a state or federal court within the United States may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.
     SECTION 9.16. Jury Trial. LESSEE AND GUARANTOR EACH WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE

                                                         PARTICIPATION AGREEMENT

OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OPERATIVE DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OPERATIVE DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     SECTION 9.17. Payments Set Aside. To the extent that Lessee makes a payment to Trustee, Agent or Lenders, or Trustee, Agent or Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any discretion) to be repaid to a trustee, receiver or any other party, in connection with any insolvency of Lessee, any Guarantor or any Subsidiary that is a sublessee, assignee or transferee of any Equipment or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to Agent upon demand its pro rata share of any amount so recovered for distribution by Agent in accordance with the Loan Agreement.
     SECTION 9.18. Trust Agreement. The provisions of Section 5.1 of the Trust Agreement limiting the reimbursement and indemnification obligations of Lenders are incorporated by reference into this Agreement.

                                                         PARTICIPATION AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                           STRATOSPHERE GAMING CORP.,
                           as Lessee

                           By:
                           Name:      Thomas A. Lettero
                           Title:     Vice President-Administration/
                                      Chief Financial Officer


                           STRATOSPHERE CORPORATION,
                           as Guarantor

                           By:
                           Name:      Thomas A. Lettero
                           Title:     Vice President-Administration/
                                      Chief Financial Officer

                                                         PARTICIPATION AGREEMENT

                           FIRST SECURITY TRUST COMPANY OF
                           NEVADA, not in its individual
                           capacity except as expressly stated
                           herein, but solely as Lessor and
                           Trustee


                           By
                           Name:
                           Title:

                                                         PARTICIPATION AGREEMENT


                           HELLER FINANCIAL LEASING, INC.
                           as Agent and as Lender

                           By:
                           Name:      Clifford A. Lehman
                           Title:     Senior Vice President

                                                         PARTICIPATION AGREEMENT


                           PHOENIXCOR, INC. as Lender

                           By:
                           Name:
                           Title:

                                                         PARTICIPATION AGREEMENT
                                   SCHEDULE I
                                       TO
                             PARTICIPATION AGREEMENT


                                   EQUIPMENT*

                QUANTITY                   EQUIPMENT DESCRIPTION
                ---------------------------------------------------
                I.       GAMING EQUIPMENT
                          1,711        Slot Machines
                           81          Gaming Chairs and  Stools
                            9          Bar/Slant Top Videos
                            5          Double-Sided Display/Signs
                           38          Wrappers, Counters and Slot Equip.
                           56          Gaming Tables
                         966,909       Token, Dies, Chips, Cards
                          1,623        Tugs, Carts and Pit Stands
                         20,694        Locks, Keys, Key Rings
                                       Total Gaming Equipment
                II.      RESTAURANT EQUIPMENT
                                       Dining/Kitchen Equipment
                                       Millwork/Stainless Steel
                                       Total Restaurant
                III.     HOTEL EQUIPMENT
                                       Safelok System
                                       Total Hotel Equipment
                IV.      CENTRAL PLAN
                                       Spectrum Generator Set
                                       Total Central Plant
                V.       ELEVATOR & ESCALATOR
                                       Elevator and Escalator
                                       Total Elevator and Escalator

* The Equipment on this page was previously financed under that certain Amended and Restated Participation Agreement, dated as of October 14, 1998, among Lessee, Guarantor, Lessor and the other parties thereto, and is more specifically described on the 172 page supplement hereto.

                                                        PARTICIPATION AGREEMENT

                                   SCHEDULE II
                                       TO
                             PARTICIPATION AGREEMENT


                               LENDER COMMITMENTS


LENDERS                                                                                             COMMITMENT
-------                                           PERCENTAGE                        FEE             ----------
                                                  ----------                       ----
Heller Financial Leasing, Inc.                   $   8,000,000                        80                  $  32,000
Phoenixcor, Inc.                                                               2,000,000                         20
                                                         8,000
                                                 ---------------------------------------
TOTAL (LENDERS)                                                             $ 10,000,000                       100%
                                                 $      40,000


                                                         PARTICIPATION AGREEMENT


                                  SCHEDULE III
                                       TO
                             PARTICIPATION AGREEMENT


           NOTICE INFORMATION, FUNDING OFFICES, AND WIRE INSTRUCTIONS


        Lessee:          STRATOSPHERE GAMING CORP.
                         2000 Las Vegas Boulevard South
                         Las Vegas, NV 89104

                         Telephone: (702) 383-4719
                         Facsimile: (702) 383-0664

                                                               Wire Instructions
                                                                Wells Fargo Bank
                                                      3800 Howard Hughes Parkway
                                                               Tower Office #184
                                                             Las Vegas, NV 89109
                                              Account Name: Stratosphere General

                                                                       Operating
                                                        Account #: 415 95 68 914
                                                                ABA #: 121000248

        Trustee:         FIRST SECURITY TRUST COMPANY OF NEVADA
                         c/o First Security Bank
                         530 Las Vegas Blvd. South
                         Las Vegas, NV 89101

                         Telephone: (702) 251-1100
                         Facsimile: (702) 386-8705
                         Attn: Corporate Trust Services

                         with a copy to:

                         First Security Bank, N.A.
                         79 South Main Street
                         Salt Lake City, UT 84111

                         Telephone: (801) 246-5630
                         Facsimile: (801) 246-5053
                         Attn: Corporate Trust Services

                                                               Wire Instructions
                                                       First Security Bank, N.A.

                                                         PARTICIPATION AGREEMENT

                                                         Account #:  0510922115
                                                              ABA #:  124000012
                                                    Attn:  Corporate Trust Dept.
Ref:  Stratosphere

Agent: HELLER FINANCIAL LEASING, INC., as Agent and as Lender
                         50 Beale Street, 16th Floor
                         San Francisco, CA 94105
                         Telephone:  (415) 356-1335
                         Facsimile:
                         Attn:  Clifford A. Lehman
                         Senior Vice President


                                                               Wire Instructions
                                        The First National Bank of Chicago, N.A.
Chicago, IL
ABA No. 071000013
for the account of: Heller Financial, Inc.
Account No. 52-96404
Reference: CEFG/Stratosphere
Attention: John Payne (312-441-7639)


Agent's LIBOR Office:
500 West Monroe Street
Chicago, IL  60661


Lender:                  PHOENIXCOR, INC.
                         65 Water Street
                         South Norwalk, CT  06854
                         Telephone:  (203) 857-7715
                         Facsimile: (203) 866-3593
                         Attn:  Robert Dion
                                Transaction Manager

                                                               Wire Instructions
First National Bank of Chicago
                                                              ABA #: 071-000-013
                                                         Reference: Stratosphere
                                                             Account #: 52-40409
                                                 Account Name:  Phoenixcor, Inc.

                                                         PARTICIPATION AGREEMENT



                                   SCHEDULE IV
                                       TO
                             PARTICIPATION AGREEMENT


                      RECORDINGS, FILINGS AND REGISTRATIONS




UCC-1  FINANCING STATEMENTS - LEASE

                      Debtor Federal Tax I.D. Secured Party     Federal Tax I.D.               Filing Office
                      -------------------------------------     ----------------               -------------
1)   Stratosphere     #88-0320164      First Security Trust           88-0291353            Nevada SOS
       Gaming Corp.                                                           Company of Nevada

2)   Stratosphere     #88-0320164      First Security Trust           88-0291353            Clark County, NV
       Gaming Corp.                                                         Company of Nevada


              Assigns           Federal Tax I.D.
              -------           ----------------
1)   Heller Financial
                                   Leasing, Inc.

2)   Heller Financial
               Recorder            Leasing, Inc.



UCC-1  FINANCING STATEMENTS - SECURITY AGREEMENT

1)   First Security       #88-0291353         Heller Financial                   Nevada SOS
                  Trust Company                                              Leasing, Inc.
                                                                                                                          of Nevada

2)   First Security       #88-0291353         Heller Financial                   Clark County, NV
                  Trust Company                                                              Leasing
                                                                                                                          Recorder
                                                                                                                          of Nevada

                                                         PARTICIPATION AGREEMENT


UCC-2 - RELEASES

                                                                   DATE OF      DATE OF FILING OF FINANCING STATEMENT
        DEBTOR                        FEDERAL TAX I.D.   SECURED PARTY  FEDERAL TAX I.D.    FILING OFFICE   STATEMENT      STATEMENT
        ------                        ----------------   -------------  ----------------    -------------   ---------      ---------
                                                                                                                       FILING NUMBER
                                                                                                                       -------------
1)  Stratosphere   #88-0320164       First Security                   Nevada SOS
                                                                      Gaming Corp.                                     Trust Company
                    of Nevada
                    (assigned to BA
                    Leasing and Capital
                    Corporation)

2)  Stratosphere   #88-0320164       First Security                 Clark County, NV
                                             Gaming Corp.                                   Trust Company                   Recorder
                    of Nevada
                    (assigned to BA
                    Leasing and Capital
                    Corporation)

3)  First Security #88-0291353       BA Leasing and                   Nevada SOS
                                                                     Trust Company                               Capital Corporation
                                                                                                                           of Nevada

4)  First Security #88-0291353       BA Leasing and                 Clark County, NV
                                              Trust Company                                 Capital Corporation             Recorder
                                                                                                                           of Nevada


                                                         PARTICIPATION AGREEMENT

                                   SCHEDULE V
                                       TO
                             PARTICIPATION AGREEMENT


                         REQUIRED LICENSES AND APPROVALS


STATE OF NEVADA GENERAL LICENSES
         -    Business License
         -    Sales Tax Permit
         -    Workers Industrial Insurance Certificate
         -    Employment Security Department Certificate

STATE OF NEVADA GAMING LICENSES
         -    Nonrestricted Gaming License
         -    Finding of Suitability re: Individual Officers & Directors
         -    Registration of Stratosphere Corporation as a Publicly Traded
         - Corporation - Filing with, and approval of, the Nevada State Gaming Control Board for the disposition of the Equipment, if such approval is denied, a distributor's license will be required for such disposition

CITY OF LAS VEGAS GENERAL LICENSES
         - Business License re: Gross Sales (includes restaurants, amusement rides, wedding chapels, etc.)
         -    Hotel Business License

CITY OF LAS VEGAS LIQUOR LICENSE
         -    Tavern License - 5 bar locations

CITY OF LAS VEGAS GAMING LICENSES
         -    Nonrestricted Gaming License
         - Licensure of Principal Individual Officers & Directors of Stratosphere Gaming Corp.

CITY OF LAS VEGAS BUILDING/OCCUPANCY PERMIT

CLARK COUNTY HEALTH PERMITS

                                                         PARTICIPATION AGREEMENT

                                   SCHEDULE VI
                                       TO
                             PARTICIPATION AGREEMENT

                              AMORTIZATION SCHEDULE


                                 DATE
YEAR                          PRINCIPAL       BALANCE                  PERIOD
----                          ---------       -------                  ------

                                                                  10,000,000.00
1            6/28/99              1        222,222.00              9,777,778.00
             7/28/99              2        222,222.00              9,555,556.00
             8/28/99              3        222,222.00              9,333,334.00
             9/28/99              4        222,222.00              9,111,112.00
            10/28/99              5        222,222.00              8,888,890.00
            11/28/99              6        222,222.00              8,666,668.00
            12/28/99              7        222,222.00              8,444,446.00
             1/28/00              8        222,222.00              8,222,224.00
             2/28/00              9        222,222.00              8,000,002.00
             3/28/00             10        222,222.00              7,777,780.00
             4/28/00             11        222,222.00              7,555,558.00
             5/28/00             12        222,222.00              7,333,336.00
2            6/28/00             13        222,222.00              7,111,114.00
             7/28/00             14        222,222.00              6,888,892.00
             8/28/00             15        222,222.00              6,666,670.00
             9/28/00             16        222,222.00              6,444,448.00
            10/28/00             17        222,222.00              6,222,226.00
            11/28/00             18        222,222.00              6,000,004.00
            12/28/00             19        222,222.00              5,777,782.00
             1/28/01             20        222,222.00              5,555,560.00
             2/28/01             21        222,222.00              5,333,338.00
             3/28/01             22        222,222.00              5,111,116.00
             4/28/01             23        222,222.00              4,888,894.00
             5/28/01             24        222,222.00              4,666,672.00
3            6/28/01             25        222,222.00              4,444,450.00
             7/28/01             26        222,222.00              4,222,228.00
             8/28/01             27        222,222.00              4,000,006.00
             9/28/01             28        222,222.00              3,777,784.00
            10/28/01             29        222,222.00              3,555,562.00
            11/28/01             30        222,222.00              3,333,340.00
            12/28/01             31        222,222.00              3,111,118.00
             1/28/02             32        222,222.00              2,888,896.00
             2/28/02             33        222,222.00              2,666,674.00
             3/28/02             34        222,222.00              2,444,452.00
             4/28/02             35        222,222.00              2,222,230.00
             5/28/02             36      2,222,230.00                      0.00
                                         ------------

                                                         PARTICIPATION AGREEMENT

            TOTALS                      10,000,000

                                                         PARTICIPATION AGREEMENT

                                  SCHEDULE VII
                                       TO
                             PARTICIPATION AGREEMENT

                               DISCLOSURE SCHEDULE

All matters and claims as disclosed in the Annual Report on Form 10-K of Stratosphere Corporation for the year ended December 31, 1998.

                                                                      APPENDIX 1

                                   APPENDIX 1
                                       TO
                             PARTICIPATION AGREEMENT

                         DEFINITIONS AND INTERPRETATION

     A. Interpretation. In each Operative Document, unless a clear contrary intention appears:
          (i) the singular number includes the plural number and vice versa;
          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;
         (iii) reference to any gender includes each other gender;
          (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;
          (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;
          (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;
         (vii) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;
        (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term, and, for purposes of each Operative Document, the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned; and
         (ix) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding."
     B. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in each Operative Document shall be interpreted, all accounting determinations and computations thereunder (excluding with respect to Section 5.16 of the Participation Agreement) shall be made, and all financial statements required to be delivered thereunder shall be prepared in accordance with, GAAP applied in the preparation of the financial statements referred to in
Section 4.1(f) of the Participation Agreement.
     C. Legal Representation of the Parties. The Operative Documents were negotiated

                                                                      APPENDIX 1

by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Documents to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.
     D. Defined Terms. Unless a clear contrary intention appears, terms defined herein have the respective meanings indicated below when used in each Operative Document.
     "Account" is defined in Section 2.14 of the Participation Agreement. "Additional Costs" means the amounts payable pursuant to Sections 2.9,
2.10, 2.11 and 2.12 of the Loan Agreement and the other amounts due and payable by the Borrower under any Loan Document other than principal and interest on the Notes.
     "Advance" means, as the context may require, the advance of funds by Lenders to Trustee, and the advance by Trustee pursuant to Articles II and III of the Participation Agreement, to Lessee to finance the acquisition of the Equipment.
     "Advance Date" means the actual date on which the Advance is made pursuant to the Participation Agreement.
     "Advance Request" is defined in Section 2.4(a) of the Participation Agreement.
     "Affiliate" means, when used with respect to any Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common control with such Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or otherwise; provided (but without limiting the foregoing), that no pledge of voting securities of any Person without the current right to exercise voting rights with respect thereto shall by itself be deemed to confer control over such Person upon the pledgee.
     "After-Tax Basis" means, with respect to any payment to be received (taking into account any tax savings or reductions in the amount of any Tax not indemnifiable hereunder as a result of circumstances giving rise to a Tax for which an indemnity payment has been made), the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made. In making a determination of the increased payment, it shall be assumed that the Indemnitee was subject to taxation at the highest marginal federal rates applicable to widely-held corporations for the year in which such income is taxed and the state and local income tax rate shall be assumed to be 8.5%.
     "Agent" means Heller Financial Leasing, Inc., a Delaware corporation, and includes each other Person as shall have subsequently been appointed as the successor Agent pursuant to Section 7.9 of the Loan Agreement.
     "Agent-Related Persons" means Heller Financial Leasing, Inc. and any successor agent arising under Section 7.9 of the Loan Agreement, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.
     "Agreement" is defined in the introductory paragraph hereof.
     "Alteration" means a Permitted Alteration and a Required Alteration. "Alternate Base Rate" means, for any day, an interest rate per annum
(rounded upwards, if necessary, to the highest 1/8 of 1%) equal to the higher of
(A) the rate of interest in effect for such day as publicly announced by Citibank, N.A. in New York, New York from time to time as

                                                                      APPENDIX 1

its reference rate for calculating interest on certain loans (the "Reference Rate"), which need not be the lowest interest rate charged by Citibank, N.A., plus 2.5% per annum and (B) the Federal Funds Effective Rate most recently determined by Agent, plus 1/2 of 1% per annum. The "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rate on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers as published on the succeeding Business Day by the Federal Reserve Bank of New York or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by Agent from three federal funds brokers of recognized standing selected by it. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Federal Funds Effective Rate or the Reference Rate shall be effective on the effective date of such change.
     "Alternate Base Rate Loan" means a Loan bearing interest by reference to the Alternate Base Rate.
     "Amortization Schedule" is defined in Section 2.12 of the Participation Agreement.
     "Applicable Law" means all existing and future applicable laws, rules, regulations (including Gaming Laws and Environmental Laws) statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including wetlands) and those pertaining to the construction or operation of facilities).
     "Applicable Margin" means, with respect to LIBO Rate Loans, the margin above the LIBO Rate of 2.50%.
     "Assigned Agreements" means each of the Participation Agreement, the Lease, the Security Documents, the Bills of Sale, the Certificates of Acceptance and each other document assigned to Agent as Collateral pursuant to the Security Agreement.
     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978.
     "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.
     "Bill of Sale" means a bill of sale, substantially in the form of Exhibit I to the Participation Agreement, to be delivered to Agent pursuant to the provisions of the Participation Agreement.
     "Board" means the Board of Governors of the Federal Reserve System of the United States (or any successor).
     "Borrower" means Trustee, not in its individual capacity, but solely in its trust capacity under the Trust Agreement as the borrower under the Loan Agreement.
     "Business Day" means any day other than a Saturday or Sunday or other than a day on which
          (a) banks in New York, New York, Chicago, Illinois, San Francisco, California, South Norwalk, Connecticut or Las Vegas, Nevada are permitted or required to be closed; and
          (b) relative to the making, continuing, prepaying or repaying any LIBO Rate Loans, any day on which banks are not open for dealings in Dollars in the London interbank

                                                                      APPENDIX 1

market.
     "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.
     "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.
     "Capitalized Lease Obligations" means all obligations under Capital Leases of any Person, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.
     "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentally thereof having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of twelve months or less from the date of acquisition, bankers', acceptances with maturities not exceeding twelve months and overnight bank deposits, in each cash with any commercial bank having capital and surplus in excess of $300 million, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper rated A-1 or the equivalent thereof by Moody's Investors Service, Inc. or Standard & Poor's Corporation and in each case maturing within one year after the date of acquisition and (vi) investment funds investing solely in securities of the types described in clauses (ii) through (v) above.
     "Casino" means any area, room or rooms wherein gaming is conducted at the Resort and includes any bar, cocktail lounge or other facilities housed therein, as well as the area occupied by the games.
     "Casualty" means an event or occurrence in which an item of Equipment is lost, stolen, totally destroyed, irreparably damaged from any cause whatsoever, damaged beyond economic repair, or rendered permanently unfit for normal use for any reason whatsoever (other than obsolescence) or damaged so as to result in an insurance settlement on the basis of a total loss or a constructive or compromised total loss, or taken or requisitioned by Condemnation.
     "Casualty Item Amount" means the product of the Lease Balance on the date of determination times a fraction the numerator of which is the Equipment Cost of such item of Equipment suffering the Casualty and the denominator of which is Lessor's Cost for all Equipment then subject to the Lease.
     "Casualty Recoveries" means the proceeds of any recovery in respect of any Casualty from insurance, a Governmental Authority or otherwise.
     "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. ss.ss. 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.
     "Certificate of Acceptance" means each Certificate of Acceptance, fully executed by Lessee, accepting the Equipment under the Lease, substantially in the form of Exhibit J to the Participation Agreement.
     "Change of Control" means the occurrence of any of the following: (i) the sale, lease or

                                                                      APPENDIX 1


transfer, in one or a series of transactions, of all or substantially all of the assets of Parent and its Subsidiaries, taken as a whole; (ii) Parent becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Securities Exchange Act of 1934, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934), in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, or any successor provision) of 50% or more of the voting stock of Parent on a fully diluted basis, (iii) the first day within any two year period on which a majority of the members of the Board of Directors of Parent on the first day of such period do not continue to be members of the Board of Directors of Parent or (iv) Carl Icahn shall cease to own, directly or indirectly, at least 51% of the voting stock of Parent on a fully diluted basis.
     "Charges" means freight, installation and applicable sales, use or similar taxes imposed upon an item of Equipment.
     "Claims" means liabilities, obligations, damages, losses, demands, penalties, fines, claims, actions, suits, administrative and judicial proceedings (including informal proceedings), judgments, orders, enforcement actions of any kind and settlements, and any costs, fees, expenses and disbursements (including legal fees and expenses and costs of investigation which, in the case of counsel or investigators retained by an Indemnitee, shall be reasonable) of any kind and nature whatsoever related to any of the foregoing imposed on, incurred by or asserted against an Indemnitee.
     "Closing Date" is defined in Section 2.1 of the Participation Agreement. "Code" means the Internal Revenue Code of 1986.
     "Collateral" means the Account and all of the Trust Estate now owned or hereafter acquired, upon which a Lien is purported to be created by the Security Documents, as well as any Lessee Collateral.
     "Commitment" means (i) with respect to each Lender, the obligation of such Lender to make Advances to Trustee at the request of Lessee in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule II to the Participation Agreement, and (ii) with respect to Trustee, the obligation of Trustee to make the Advance (to the extent Trustee receives Advances from Lenders).
     "Commitment Amount" means $10,000,000.
     "Commitment Percentage" means, as to any Lender, the percentage set forth opposite such Lender's name under the heading "Commitment Percentage" on
Schedule II to the Participation Agreement.
     "Condemnation" means any condemnation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy, easement rights or title to the Equipment or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain or otherwise, or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, occupancy or title vests in the condemning authority.

                                                                      APPENDIX 1

     "Consolidated Subsidiaries" means all Persons that are consolidated with Parent for financial reporting purposes in accordance with GAAP.
     "Corporate Trust Department" means the principal corporate trust office of Trustee, located at 530 Las Vegas Boulevard South, Las Vegas, Nevada 89101,
Attention: Corporate Trust Department, or such other office at which the corporate trust business of Trustee is administered and which Trustee specifies by notice in writing to Lessee, Lessor Agent and each Lender.
     "Debt" means, for any Person, (i) all obligations of such Person for borrowed money or for the deferred purchase price of property or services and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (ii) all obligations of such Person under any conditional sale or other title retention agreement relating to property purchased by such Person, (iii) all indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person or is limited in recourse, (iv) all Capitalized Lease obligations of such Person, (v) all obligations of such Person under letters of credit issued for the account of such Person (whether or not drawn),
(vi) all obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) through (vi) above, and (vii) all current or past due liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA.
     "Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default.
     "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule VII.
     "Dollars" and "$" mean dollars in lawful currency of the United
States of America.
     "End Date" is defined in the definition of Interest Period.
     "Environmental Law" means, whenever enacted or promulgated, any applicable federal, state, county or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, covenant, criteria, guideline, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority:
          (x) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water, vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or
          (y) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity.
          In each case as amended and as now or hereafter in effect, and any common law or equitable doctrine (including injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance, whether such common law or equitable doctrine is now or hereafter recognized or developed. Applicable laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss. 6901 et seq.; the Federal

                                                                      APPENDIX 1

Water Pollution Control Act, 33 U.S.C. ss.1251 et seq.; the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq.; the National Environmental Policy Act, 42 U.S.C. ss. 4321; the Refuse Act, 33 U.S.C. ss.ss. 401 et seq.; the Hazardous MaterialS Transportation Act of 1975, 49 U.S.C. ss.ss. 1801-1812; the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. ss.ss. 136 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f et seq., each as amended and as now or hereafter in effect, and their state and local counterpaRts or equivalents, including any regulations promulgated thereunder.
     "Environmental Violation" means any activity, occurrence or condition that violates or results in non-compliance with any Environmental Law in which damages and penalties in excess of $2,000,000 may be imposed.
     "Equipment" means, individually, each item of equipment described on
Schedule I to the Participation Agreement, and, collectively, each of the foregoing, together with any substitutions therefor, replacements thereof and additions thereto from time to time pursuant to the Operative Documents.
     "Equipment Cost" means the invoice cost of each item of Equipment, plus up to an additional twenty percent (20%) thereof for Charges.
     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.
     "ERISA Affiliate" means each entity that may be aggregated with Lessee pursuant to the requirements of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
     "ERISA Group" means Parent and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Parent, are treated as a single employer under Section 414 of the Code.
     "Event of Default" means a Lease Event of Default or a Loan Event of Default.
     "Excluded Amounts" means
          (a) all indemnity payments and expenses to which Trustee, Trust Company, Agent or any Lender (or the respective successors, assigns, agents, officers, directors or employees of any such Person) is entitled pursuant to the Operative Documents;
          (b) any amounts payable under any Operative Documents to reimburse Trustee, Trust Company, Agent or any Lender (including the reasonable expenses of Trustee, Trust Company, Agent and any Lender incurred in connection with any such payment) for performing any of the obligations of Lessee under and as permitted by any Operative Document;
          (c) any insurance proceeds under policies maintained by Trustee, Trust Company, Agent or any Lender and not required to be maintained by Lessee under the Lease;
          (d) any insurance proceeds (or corresponding amounts with respect to risks that are self-insured by Lessee and the amounts of any policy deductibles) under liability policies payable to Trustee in its individual capacity, Agent or any Lender (or the respective successors, assigns, agents, officers, directors or employees of Trust Company, Agent or of any Lender);
          (e) any amount payable in respect of Transaction Costs; and
          (f) any payments of interest on payments referred to in clauses (a) through (e) above.
     "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a


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                                                                      APPENDIX 1


Business Day, the average of quotations for such day on such transaction received by Lender from three Federal funds brokers of recognized standing selected by it.
     "Final Maturity Date" means the third anniversary of the Lease Commencement Date, but not later than May 28, 2002.
     "GAAP" means United States generally accepted accounting principles (including principles of consolidation), in effect from time to time.
     "Gaming Authorities" means, collectively, the Nevada Gaming Commission, the Nevada State Gaming Control Board and any other agency of any state, county, city or other political subdivision of the United States government which has jurisdiction over the gaming activities of Lessee and its Affiliates at the Resort, or any successor to such authority.
     "Gaming Laws" means the Nevada Gaming Control Act, codified as Nevada Revised Statutes Chapter 463, the Nevada Gaming Commission Regulations promulgated thereunder, together with any local rules, regulations or ordinances applicable to the conduct of games at the Resort.
     "Gaming Permits" means, collectively, every license, franchise, permit, registration, finding of suitability, approval or other authorization required under the Gaming Laws to own, operate and otherwise conduct gaming operations at the Resort, including all licenses, registrations, findings of suitability and approvals granted by the Gaming Authorities and all other applicable Governmental Authorities.
     "Governmental Action" means all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law, and shall include all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of the Property.
     "Governmental Authority" means any foreign, federal, state or local government, any political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government including Gaming Authorities.
     "Guarantor" means Parent.
     "Guaranty" means the Guaranty dated as of the Closing Date, made by Guarantor in favor of Agent for the benefit of Lenders substantially in the form of Exhibit E to the Participation Agreement.
     "Hazardous Activity" means any activity, process, procedure or undertaking that directly or indirectly (i) produces, generates or creates any Hazardous Substance; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.
     "Hazardous Condition" means any condition that materially violates or threatens to materially violate, or that results in or threatens material noncompliance with, any Environmental Law.
     "Hazardous Substance" means any of the following: (i) any petroleum or petroleum product, explosives, radioactive materials, asbestos, ureaformaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or


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                                                                      APPENDIX 1


mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety, as defined under any Environmental Law; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.
     "Indemnified Liabilities" means all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including all fees and expenses of legal counsel) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any Agent-Related Person in any way relating to or arising out of any Operative Document or any document contemplated by or referred to in any Operative Document, or the transactions contemplated by any Operative Document, or any action taken or omitted by any Agent-Related Person under or in connection with any of the foregoing.
     "Indemnitee" means Trustee, in its individual and in its trust capacity, each Lender, Agent any additional separate or co-trustee appointed in accordance with the terms of the Trust Agreement and the respective successors, assigns, directors, shareholders, partners, officers, employees and agents of each of the foregoing.
     "Insurance Requirements" means all terms and conditions of any insurance policy either required by the Lease to be maintained by Lessee and all requirements of the issuer of any such policy.
     "Interest Period" means, with respect to any LIBO Rate Loan, the period commencing on (and including) the day on which the LIBO Rate Loan is made or continued and ending on (but excluding) the next following August 28, November 28, February 28 or May 28 (each an "End Date");
provided that, the foregoing provisions relating to Interest Periods are subject to the following:
          (a) if the End Date of any Interest Period is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; and
          (b) any Interest Period that would otherwise extend beyond the Final Maturity Date shall end on the Final Maturity Date.
     "Interest Rate" means the rate per annum. at which interest accrues
          (a) on a Loan maintained from time to time as an Alternate Base Rate Loan equal to the Alternate Base Rate from time to time in effect; and
          (b) on a Loan maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the LIBO Rate then in effect plus the Applicable Margin.
     "Investment Company Act" means the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.
     "Investor's Letter" means the Investor's Letter, dated as of the Closing Date, in substantially the form of Exhibit K to the Participation Agreement.
     "Landlord Waiver and Consent" means the Landlord Waiver and Consent, dated as of the Closing Date, made by Parent in favor of Trustee and Agent, substantially in the form of Exhibit G to the Participation Agreement.
     "Lease" means the Lease, dated as of the Closing Date, between the Lessor and Lessee,


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                                                                      APPENDIX 1


substantially in the form of Exhibit A to the Participation Agreement.
     "Lease Balance" means, as of any date of determination, the sum of the aggregate outstanding principal amount of the Notes.
     "Lease Commencement Date" means the date the Equipment is accepted under the Lease by Lessee.
     "Lease Default" means any event, condition or failure which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.
     "Lease Event of Default" means any event, condition or failure designated as a "Lease Event of Default" in Article X of the Lease. "Lease Term" is defined in Section 2.3 of the Lease.
     "Lease Termination Date" means the last day of the Lease Term, or any other date on which the Lease is terminated, including pursuant to Article V or X of the Lease.
     "Lender" means a holder of a Note.
     "Lending Office" means, as to any Lender, the office or offices of such Lender specified as its "Lending Office" on Schedule III of the Participation Agreement, or such other office as such Lender may from time to time notify the Borrower and Agent.
     "Lessee" means Stratosphere Gaming Corp., a Nevada corporation, as lessee and debtor under the Lease.
     "Lessee Collateral" is defined in Section 13.1 of the Lease.
     "Lessor" means Trustee as lessor or mortgagor under the Lease.
     "Lessor Lien" means any Lien on or against any or all of the Equipment, the Lease, the Trust Estate or any payment of Rent which results from (a) any act of, or any Claim against, Trustee, in its individual capacity, any Lender or Agent, in its individual capacity, in any case unrelated to the transactions contemplated by the Operative Documents, (b) any Tax owed by any such Person, except for any Tax required to be paid by Lessee under the Operative Documents, including any Tax for which Lessee is obligated to indemnify such Person, or (c) any act or omission of such Person which is prohibited by the Operative Documents.
     "Lessor's Cost" means the aggregate Equipment Cost paid with proceeds of the Advance.
     "LIBO Rate" means, with respect to each LIBO Rate Loan for any Interest Period, the interest rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by Agent to be the average of the rates per annum, at which Dollar deposits in immediately available funds are offered to the Agent's LIBOR Office in an amount approximately equal to the amount of the Agent's LIBO Rate Loan for which such determination is being made for a period comparable to such Interest Period, commencing on the first day of such Interest Period by leading banks in the London Eurodollar interbank market at approximately 11:00 a.m. (London time) on the second Business Day preceding the first day of the Interest Period. Agent will give notice promptly to Lessor upon determining the applicable LIBO Rate; provided, that Agent's failure to give such notice will not relieve Lessee of its obligations relating to such change.
     "LIBO Rate Loans" means Loans bearing interest by reference to the LIBO
Rate.
     "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such in Schedule III to the Participation Agreement, or such other office of a Lender designated from time to time by notice from such Lender to Trustee and Agent, whether or not outside the United States.
     "Lien" means any mortgage, deed of trust, pledge, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), easement, servitude or charge of any kind, including,


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                                                                      APPENDIX 1


any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded, or the filing of, or agreement to execute as "debtor", any financing or continuation statement under the Uniform Commercial Code of any jurisdiction or any federal, state or local lien imposed pursuant to any Environmental Law.
     "Liquor Authority" means the City of Las Vegas and any agency of any state, county, city or other political subdivision of the State of Nevada which has jurisdiction over the sale by Lessee and its Affiliates of alcoholic beverages at the Resort, or any successor to such authority.
     "Liquor Permits" means, collectively, every license, franchise, permit, approval, finding of suitability or other authorization required to sell alcoholic beverages at the Resort, including all licenses and approvals granted by the Liquor Authority and all other applicable Governmental Authorities.
     "Loan" is defined in Section 2.1 of the Loan Agreement.
     "Loan Agreement" means the Loan Agreement, dated as of the Closing Date, among Trustee, as Borrower, and Lenders, substantially in the form of Exhibit B to the Participation Agreement.
     "Loan Default" means any event, act or condition which with notice or lapse of time, or both, would constitute a Loan Event of Default.
     "Loan Documents" means the Loan Agreement, the Notes, the Security Documents and all other documents and instruments executed and delivered in connection with each of the foregoing.
     "Loan Event of Default" is defined in Article VI of the Loan Agreement. "Material Adverse Effect" means, with respect to Lessee or Parent, as the case may be, any change or changes, effect or effects or condition or conditions that individually or in the aggregate are or are likely to be materially adverse to (i) the assets, business, operations or financial condition of Parent and its Subsidiaries on a consolidated basis, (ii) the ability of Parent and each of its Subsidiaries on a consolidated basis to perform its obligations under the Operative Documents to which it is a party, (iii) the validity or enforceability of any of the Operative Documents or any rights or remedies under any thereof or
(iv) the value of the Collateral or worth of the Collateral as collateral security.
     "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $1,000,000.
     "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.
     "Non-Casualty Loss" is defined in Section 9.2(a) of the Lease. "Non-Casualty Recoveries" means the proceeds of any recovery in respect of any Non-Casualty Loss from insurance, a Governmental Authority or otherwise.
     "Note" is defined in Section 2.2 of the Loan Agreement.
     "Obligations" means all obligations (monetary or otherwise) of Lessee under the Operative Documents.

                                                                      APPENDIX 1


     "Operative Documents" means the following:
          (a)  the Participation Agreement;
          (b)  the Notes;
          (c)  the Lease;
          (d)  the Trust Agreement;
          (e)  the Loan Agreement;
          (f)  the Note;
          (g)  the Guaranty;
          (h)  the Security Agreement; and
          (i)  the Landlord Waiver and Consent.
     "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, any Operative Document.
     "Overdue Rate" means the lesser of (i) the highest interest rate permitted by Applicable Law and (ii) an interest rate per annum. equal to the Interest Rate plus 2% per annum. "Parent" means Stratosphere Corporation, a Delaware corporation.
     "Participating Entity" is defined in Section 6.3(a) of the Participation Agreement.
     "Participation Agreement" means the Participation Agreement, dated as of the Closing Date, among Lessee, Guarantor, Trustee, Lenders and Agent.
     "Payment Date" means (a) the Final Maturity Date; (b) the date of any payment (whether or not scheduled) of principal outstanding on a Loan; (c) with respect to the payment of interest on Loans for which the Interest Rate is determined by means of the Alternate Base Rate, on each End Date; and (d) with respect to the payment of interest on LIBO Rate Loans, the last day of each applicable Interest Period.
     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
     "Periodic Rent" means an amount payable on each Payment Date during the Lease Term equal to the aggregate amount of interest and principal payable on such Payment Date on the Notes.
     "Permitted Alteration" is defined in Section 7.2(b) of the Lease. "Permitted Contest" means actions taken by a Person to contest in good faith, by appropriate proceedings initiated timely and diligently prosecuted, the legality, validity or applicability to the Equipment or any location whereon or wherein the Equipment or any portion thereof are located or to be located, or any interest therein of any Person of (a) any law, regulation, rule, judgment, order, or other legal provision or judicial or administrative requirements, (b) any term or condition of, or any revocation or amendment of, or other proceeding relating to, any authorization or other-consent, approval or other action by any Governmental Authority or (c) any Lien or Tax, if the initiation and prosecution of such contest would not: (i) result in, or materially increase the risk of, the imposition of any criminal liability on any Indemnitee; (ii) materially and adversely affect the security interests created by the Operative Documents or the rights and interests of Lessor in or to any of the Equipment or the right of Lessor, Agent or any Lender to receive payment of all or any portion of the principal of or interest on any Note, Rent, Lease Balance or any other amount payable under the Operative Documents; (iii) permit, or pose a material risk of, the sale or forfeiture of, or foreclosure on, any


71

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                                                                      APPENDIX 1


of the Equipment or (iv) materially and adversely affect the fair market value, utility or remaining useful life of the Equipment or any interest therein or the continued economic operation thereof; provided, further, that in any event adequate reserves in accordance with GAAP are maintained by such Person against any adverse determination of such contest.
     "Permitted Liens" means (i) the respective rights and interests of Lessee, Lenders and Trustee, as provided in any of the Operative Documents; (ii) materialmen's, mechanics', workers', artisans', repairmen's, employees' or other like Liens securing payment of the price of goods or services rendered in the ordinary course of business for amounts the payment of which is not overdue or is being contested pursuant to a Permitted Contest; (iii) Lessor Liens; (iv) Liens for current Taxes which are not delinquent or the validity of which is being contested pursuant to a Permitted Contest; (v) the rights of any sublessee or assignee under a sublease or an assignment permitted by the terms of the Lease; (vi) Liens arising out of judgments or awards not constituting an Event of Default with respect to which appeals or other proceedings for review are being prosecuted pursuant to a Permitted Contest; (vii) easements, rights of way and other encumbrances on title to real property not interfering in any material respect with the rights of Lessor under the Lease and (viii) Liens securing indebtedness of Lessee to vendors under any purchase contract until such time as the full amount owed by Lessee under such purchase contract has been paid in full or, in the event of a dispute with respect to any amount owed by Lessee under such purchase contract, so long as the disputed amount is being contested pursuant to a Permitted Contest.
     "Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental authority or any other legal entity.
     "Plan" means an employee benefit or other plan (other than a Multiemployer
Plan) established or maintained by Parent or any member of the ERISA Group and which is covered by Title IV of ERISA.
     "Premium" is defined in Section 2.4(d) of the Loan Agreement.
     "Release" means any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.
     "Rent" means Periodic Rent and Supplemental Rent.
     "Required Alteration" is defined in Section 7.2(a) of the Lease.
     "Required Lenders" means, as of the date of the determination, Lenders having aggregate investments in the transactions contemplated by the Operative Documents (as measured by the outstanding principal amount of the Loans then outstanding) equal to at least 79% of all such investments.
     "Requirements of Law" means, as to any Person, any current or hereinafter enacted law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.
     "Resort" means the establishment featuring a casino, a hotel, an entertainment complex and tower in Las Vegas, Nevada being developed by Parent and its Affiliates; provided, however that, for purposes of this definition, any property leased to Strato-Retail LLC shall be deemed separate from the Resort.
     "Responsible Officer" means with respect to Trustee or Agent, any officer in its Corporate Trust Department, and with respect to any other Person, the Chairman or Vice

                                                                      Appendix 1

Chairman of the Board of Directors, the Chairman or Vice-Chairman of the Executive Committee of the Board of Directors, the President, the Chief Financial Officer, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, the Treasurer or the Controller and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.
     "Scheduled Principal Payment Date" means the last day of each Interest Period and the Final Maturity Date. "SEC" means the Securities and Exchange Commission of the United States.
     "Securities Act" means the Securities Act of 1933, together with the rules and regulations promulgated thereunder.
     "Security Agreement" means the Security Agreement and Assignment of Lease, dated as of the Closing Date, between the Borrower and Agent, substantially in the form of Exhibit D to the Participation Agreement.
     "Security Documents" means the collective reference to the Security Agreement, the Guaranty and all other security documents hereafter delivered to Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of Trustee under the Loan Agreement and/or under any of the other Loan Documents.
     "Solvent" means with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person,
(ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability taking into account any subrogation and contribution rights.
     "Strato-Retail LLC" means Strato-Retail, LLC, a Nevada limited liability company.
     "Strato-Retail Lease" means that certain Development and Lease Agreement, dated March 11, 1996, between Stratosphere Corporation, as landlord, and Strato-Retail LLC, as tenant.
     "Sublease" has the meaning set forth in Article IV of the Lease. "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which more than 50% of the outstanding ownership interests, at the time any determination is being made, is directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.
     "Supplemental Rent" means any and all amounts, liabilities and obligations
(i) which Trustee assumes or agrees or is otherwise obligated or designated to pay under the Loan Agreement or any other Operative Document (whether or not designated as Supplemental Rent)

                                                                      APPENDIX 1


to Agent, Lenders or any other Person, including Additional Costs and damages for breach of any representations, warranties or agreements or (ii) which Lessee agrees or is otherwise obligated or designated to pay (other than Periodic Rent) under the Lease or any other Operative Document (whether or not designed as Supplemental Rent) to Trustee.
     "Taxes" and "Tax" are defined in Section 8.1 of the Participation
Agreement.
     "Termination Date" is defined in 10.2(e) of the Lease.
     "Transaction Costs" means legal and other fees, costs and expenses incurred by Trustee, Agent and Lenders in connection with the consummation and closing of the transactions contemplated the by Operative Documents, and the preparation, negotiation, execution and delivery of the Operative Documents, including (i) fees of Trustee and Trustee's legal counsel; (ii) reasonable fees and expenses of Thelen Reid & Priest LLP, special counsel to Lenders; (iii) all filing and recording fees, and other search costs required by the Operative Documents; (iv) all costs of appraisals; and (v) an upfront fee payable on the Closing Date to Agent for the account of each Lender.
     "Trust" is defined in Section 1.1 of the Trust Agreement.
     "Trust Agreement" means the Trust Agreement dated as of the Closing Date, between Lessee and Trustee, substantially in the form of Exhibit C to the Participation Agreement.
     "Trust Company" is defined in Section 4.3 of the Participation Agreement. "Trustee" means First Security Trust Company of Nevada, a Nevada trust company, not in its individual capacity, but solely as Trustee under the Trust Agreement, and any successor or replacement Trustee expressly permitted under the Operative Documents.
     "Trust Estate" means all estate, right, title and interest of Lessor in, to and under the Equipment, the Trust Agreement, the Lease and all of the other Operative Documents, including (i) all amounts (other than Excluded Amounts) of Rent and other payments due or to become due of any kind for or with respect to the Equipment or payable under any of the foregoing,(ii) any or all payments or proceeds received by Lessor after the termination of the Lease with respect to the Equipment as the result of the sale, lease or other disposition thereof, and
(iii) proceeds of the Loans, together with any other moneys, proceeds or property at any time received by Lessor under or in connection with the Operative Documents.
     "UCC Financing Statements" means collectively Lender financing statements and the Lessor financing statements.
     "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.
     "Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.
     "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.


74